UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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LEUCADIA NATIONAL CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LEUCADIA NATIONAL CORPORATION

315 Park Avenue South

New York, New York 10010

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 11, 2009

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April 10, 2009

To our common shareholders:

You are cordially invited to attend the annual meeting of shareholders of Leucadia National Corporation to be held on May 11, 2009, at 10:00 a.m., at PricewaterhouseCoopers LLP, PwC Auditorium, 300 Madison Avenue, New York, New York:

1.	To elect eight directors.
2.	To approve certain amendments to the 1999 Stock Option Plan.

3.         To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of our company and our subsidiaries for the year ended December 31, 2009.

4.         To transact any other business as may properly come before the meeting or any adjournments of the meeting.

Only holders of record of our common shares at the close of business on March 23, 2009 will be entitled to notice of and to vote at the meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or (iii) by voting on the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 11, 2009:

This proxy statement and the accompanying annual report are available at: https://materials.proxyvote.com/527288.

By Order of the Board of Directors.

LAURA E. ULBRANDT

Assistant Vice President and Secretary

LEUCADIA NATIONAL CORPORATION

315 Park Avenue South

New York, New York 10010

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PROXY STATEMENT

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Annual Meeting of Shareholders

______________

April 10, 2009

This proxy statement is being furnished to the shareholders of Leucadia National Corporation, a New York corporation, in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of shareholders of the Company to be held on May 11, 2009 and at any adjournments thereof.

At the meeting, shareholders will be asked:

1.	To elect eight directors.
2.	To approve certain amendments to the 1999 Stock Option Plan.

3.         To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of our company and our subsidiaries for the year ended December 31, 2009.

4.         To transact any other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has fixed the close of business on March 23, 2009 as the record date for the determination of the holders of our common shares, par value $1.00 per share, entitled to notice of and to vote at the meeting. Each eligible shareholder will be entitled to one vote for each common share held on all matters to come before the meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. At the close of business on March 23, 2009, there were 238,498,598 common shares entitled to vote.

This proxy statement and the accompanying form of proxy are first being sent to holders of the common shares on or about April 10, 2009.

THE MEETING

Date, Time and Place

The annual meeting will be held on May 11, 2009, at 10:00 a.m., at PricewaterhouseCoopers LLP, PwC Auditorium, 300 Madison Avenue, New York, New York.

Matters to be Considered

At the meeting, shareholders will be asked to consider and vote to elect eight directors and to ratify the selection of independent auditors. See “ELECTION OF DIRECTORS,” “PROPOSED AMENDMENTS TO 1999 STOCK OPTION PLAN,” and “RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.” The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Shareholders as of the record date, i.e., the close of business on March 23, 2009, are entitled to notice of and to vote at the meeting. As of the record date, there were 238,498,598 common shares outstanding and entitled to vote, with each share entitled to one vote.

Broker Non-Votes

A “broker non-vote” occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under New York Stock Exchange Rules, the proposals to elect Directors and to approve the appointment of independent auditors are considered “discretionary” items. This means that brokerage firms may vote in their discretion on these matters on behalf of beneficial owners who have not furnished voting instructions. In contrast, the proposal to amend the 1999 Stock Option Plan (as amended) (the “1999 Stock Option Plan”) is a “non-discretionary” item. Brokers may not vote on “non-discretionary” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes”. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the 2009 Annual Meeting of Shareholders.

Required Votes for Each Proposal

Election of Directors. Under New York law, the affirmative vote of the holders of a plurality of the common shares voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder withholds authority to vote for the nominee will not be counted toward the nominee’s achievement of a plurality.

Approval of Amendments to 1999 Stock Option Plan. The affirmative vote of the holders of a majority of the common shares voted at the meeting is required to approve the amendments to the 1999 Stock Option Plan, provided that the total vote cast represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the approval of the amendments to the 1999 Stock Option Plan, but do have the effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares from which the majority is calculated. Because abstentions and broker non-votes are not counted as votes cast under the New York Stock Exchange approval requirements, they would have an

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impact on satisfaction of the requirement that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on the proposal.

Selection of Auditors. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors requires the affirmative vote of the holders of a majority of the common shares voted at the meeting. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of auditors, but do have the effect of reducing the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.

Ian M. Cumming, Chairman of the Board of Directors of our company, beneficially owns 25,477,565, or approximately 10.6%, of the common shares outstanding at the record date. Joseph S. Steinberg, a Director and President of our company, beneficially owns 28,167,551, or approximately 11.7%, of the common shares outstanding at the record date. The Cumming Foundation, a private charitable foundation established by Mr. Cumming, beneficially owns 508,210 or approximately .2% of the common shares outstanding at the record date. Cumming Philanthropic Organization, a Wyoming nonprofit corporation established by Mr. Cumming, owns 101,666 (less than .1%) of the common shares outstanding at the record date. Mr. Cumming disclaims beneficial ownership of the common shares held by his charitable foundation. Messrs. Cumming and Steinberg have advised us that they intend to cause all common shares that they beneficially own to be voted in favor of each nominee named herein, the proposed amendments to the 1999 Stock Option Plan, and ratification of the selection of independent auditors. Mr. Cumming has advised us that his charitable foundation intends to cause all of its common shares to be voted in favor of each nominee named herein, the proposed amendments to the 1999 Stock Option Plan, and ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all of our other directors and officers beneficially own approximately .4% of the common shares outstanding at the record date, excluding common shares acquirable upon the exercise of options.

Voting and Revocation of Proxies

Shareholders are requested to vote by proxy in one of three ways:

•	Use the toll-free telephone number shown on your proxy card;
•	Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or
•	Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

Common shares represented by properly executed proxies, received by us or voted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed under “Required Votes,” if instructions are not given, proxies will be voted for election of each nominee for director named, for the proposed amendments to the 1999 Stock Option Plan, and for ratification of the selection of independent auditors.

Voting instructions, including instructions for both telephonic and Internet voting, are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders’ instructions have been recorded properly. A control number, located on the proxy card, will identify shareholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

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If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

If a shareholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the meeting and votes in person, his or her shares will not be voted.

Any proxy signed and returned by a shareholder or voted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, at the Company’s address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the meeting. Attendance at the meeting will not alone constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on March 23, 2009, in order to vote your shares at the meeting.

Electronic Delivery of Proxy Materials and Annual Report

This proxy statement and the accompanying annual report are available at: https://materials.proxyvote.com/527288.

“Householding” of Annual Report and Proxy Materials

We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer and Trust Company (in writing: 59 Maiden Lane, New York, New York 10038; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 1-718-921-8200).

If we are householding materials to your address and you wish to receive a separate copy of the 2008 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer as indicated above.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

Proxy Solicitation

We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from shareholders by telephone, telegram, personal interview or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. In addition to solicitation by our directors, officers and employees, we have engaged Innisfree M&A Incorporated, a proxy solicitation agent, in connection with the solicitation of proxies for the meeting. We will bear the costs of the fees for the solicitation agent, which are not expected to exceed

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$12,000. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of common shares held of record by them, and these custodians will be reimbursed for their reasonable expenses.

Independent Auditors

We have been advised that representatives of PricewaterhouseCoopers LLP, our independent auditors for 2008, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

ELECTION OF DIRECTORS

At the meeting, eight directors are to be elected to serve until the next meeting or until their successors are elected and qualified. Each of the following nominees other than Michael Sorkin are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the eight nominees named by the Board of Directors and listed on the following table. The Board of Directors does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for the substitute nominees as the Board of Directors may propose. As announced by the Company on March 3, 2009, Lawrence D. Glaubinger, who has served as a director of the Company since May 1979, is retiring from the Board of Directors effective with the 2009 Annual Meeting of Shareholders. In recognition of Mr. Glaubinger’s faithful and dedicated service to the Company over the past 30 years, the Company's Board of Directors intends to grant Mr. Glaubinger the status of Director Emeritus following the 2009 Annual Meeting of Shareholders.

The following information is as of March 23, 2009.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any

Ian M. Cumming, Chairman of the Board

Mr. Cumming, 68, has served as a director and our Chairman of the Board since June 1978. In addition, he is Chairman of the Board of The FINOVA Group Inc., formerly a middle market lender, in which we have an indirect 25% equity interest (”FINOVA”). Mr. Cumming is also a director of Skywest, Inc., a Utah-based regional air carrier, and HomeFed Corporation (“HomeFed”), a publicly held real estate development company, in which we have an approximate 31.4% equity interest; Mr. Cumming has an approximate 7.8% equity interest in HomeFed and a private charitable foundation, as to which Mr. Cumming disclaims beneficial ownership, has a 2.2% equity interest in HomeFed. Mr. Cumming is an alternate director of Fortescue Metals Group Ltd (“Fortescue”), an Australian public company that is engaged in the mining of iron ore, in which we have a 9.8% equity interest. Mr. Cumming is also a director of AmeriCredit Corp., an auto finance company, in which we have an approximate 25% interest and a director of Jefferies Group, Inc. (“Jefferies”), a publicly held full service global investment bank and institutional securities firm serving companies and other investors, in which we have an approximate 29.3% interest.

Paul M. Dougan

Mr. Dougan, 71, has served as a director since May 1985. Mr. Dougan is a private investor. Until July 2004, he was a director and President and Chief Executive Officer of Equity Oil Company, a company engaged in oil and gas exploration and production.

Alan J. Hirschfield	Mr. Hirschfield, 73, has served as a director since April 2004. Mr. Hirschfield is a private investor and consultant. From 1992 to 2000, he was Co-Chief Executive Officer of Data Broadcasting Corporation, which merged with Financial Times/Pearsons, Inc. Prior to that time, Mr. Hirschfield held executive positions in the entertainment industry. He is a director and Chairman of the Audit Committee of Carmike Cinemas, Inc., a publicly-held motion picture exhibitor in the United States and is a director of Cantel Medical Corp., a healthcare company.

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Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any

James E. Jordan

Mr. Jordan, 65, has served as a director since February 1981. Mr. Jordan is a private investor. He was the Managing Director of Arnhold and S. Bleichroeder Advisers, LLC, a privately owned global investment management company from July 2002 to June 2005. Mr. Jordan is a director of the First Eagle family of mutual funds and JZ Capital Partners Llc., a Guernsey registered investment trust company.

Jeffrey C. Keil

Mr. Keil, 65, has served as a director since April 2004. Mr. Keil is a private investor who had been President and a director of Republic New York Corporation and Vice Chairman of Republic National Bank of New York from 1984 to 1996. Mr. Keil is currently the non-executive chairman of a privately held insurance company and the non-executive chairman of a privately held registered investment advisor.

Jesse Clyde Nichols, III	Mr. Nichols, 69, has served as a director since June 1978. Mr. Nichols is a private investor. He was President, from May 1974 through 2000, of Nichols Industries, Inc., a diversified holding company.

Michael Sorkin

Mr. Sorkin, 66, has served as a Vice Chairman of NM Rothschild & Sons Limited, the UK arm of the family controlled Rothschild banking group, since 2001. In addition, since 2002 he has served as a non-executive director of St. James’s Place PLC, a company engaged in wealth management services.

Joseph S. Steinberg, President

Mr. Steinberg, 65, has served as a director since December 1978 and as our President since January 1979. He is also a director of FINOVA. In addition, Mr. Steinberg is Chairman of the Board of HomeFed; Mr. Steinberg has an approximate 9.4% equity interest in HomeFed, trusts for the benefit of Mr. Steinberg’s children have a .3% equity interest in HomeFed and a private charitable trust, as to which Mr. Steinberg disclaims beneficial ownership, has a .5% equity interest in HomeFed. Mr. Steinberg is also a director of Fortescue and a director of Jefferies.

The Board of Directors recommends a vote FOR the above-named nominees.

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INFORMATION CONCERNING

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

Pursuant to our Corporate Governance Guidelines, a copy of which is available on our website, www.leucadia.com, the Board of Directors is required to affirmatively determine that a majority of the directors is independent under the listing standards of the New York Stock Exchange, the exchange on which the Company’s common shares are traded. In accordance with the Guidelines, the Board of Directors undertakes an annual review of director independence. During this review, the Board considers all transactions and relationships between each director or any member of his immediate family and the Company, and its subsidiaries and affiliates. The Board also examines transactions and relationships between directors or their affiliates and Ian M. Cumming, our Chairman of the Board, and Joseph S. Steinberg, our President, and their respective affiliates. The purpose of this review is to determine whether any such relationships or transactions is considered a “material relationship” that would be inconsistent with a determination that a director is independent. The Board has not adopted any “categorical standards” for assessing independence, preferring instead to consider and disclose existing relationships with the non-management directors and the Company, Mr. Cumming or Mr. Steinberg.

As a result of this review, on March 2, 2009, the Board affirmatively determined that, other than Mr. Cumming and Mr. Steinberg, all of the current directors, as well Mr. Sorkin, our director nominee, are independent of the Company and its management. In determining that all of the other directors and Mr. Sorkin are independent, the Board reviewed the New York Stock Exchange corporate governance rules and also determined that the following relationships are not material relationships and therefore do not affect the independence determination: Mr. Cumming and Mr. Hirschfield are passive investors, each with a 15% passive interest, in a regional internet service provider; Mr. Cumming is a 6.6% passive stockholder in a restaurant that is 50% owned by Mr. Hirschfield; Mr. Dougan’s son-in-law is the Associate Director of the State of Utah School and Institutional Trust Lands Administration, a state agency that is in negotiations to sell to the Company certain parcels of land and as to which Mr. Dougan’s son-in-law has no financial interest; Mr. Keil is a trustee of several trusts (certain of which hold our common shares) for the benefit of Mr. Steinberg’s children and other family members (for which Mr. Keil receives no remuneration); Mr. Keil’s daughter is the principal of a non-profit charter school to which Mr. Steinberg, through a charitable trust, donated $50,000 in 2006 and $10,000 in 2007 and to which Mr. Cumming, through a charitable foundation, donated $25,000 in 2006; in August 2007, Mr. Keil acquired a 20% interest in a Swiss investment management company with approximately $2 billion under management that manages certain funds for Mr. Steinberg and his charitable trust (Mr. Steinberg was a client of the Swiss firm before Mr. Keil acquired his interest in the firm) and for which Mr. Steinberg and the charitable trust paid the Swiss firm approximately $59,000 and $42,000 in fees for 2007 and 2008, respectively; Mr. Keil’s son-in-law, Patrick Q. Riordan, has been an at will employee of the Company since April 2007 (as discussed under “Certain Relationships and Related Person Transactions”); and in 2006 the Company paid to NM Rothschild & Sons, Limited, the investment bank of which Mr. Sorkin is a Vice Chairman, approximately $1,250,000 for investment banking services (this payment was less than 2% of Rothschild’s consolidated gross revenues for that fiscal year).

In addition, as stated in the Corporate Governance Guidelines, the Board has determined that friendship among directors shall not in and of itself be a basis for determining that a director is not independent for purposes of serving on the Board.

Certain Relationships and Related Person Transactions

Policies and Procedures with Respect to Transactions with Related Persons

The Board has adopted a policy for the review, approval and ratification of transactions that involve “related persons" and potential conflicts of interest (the “Related Person Transaction Policy”).

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The Related Person Transaction Policy applies to the following individuals (each a “Related Person”): each director and executive officer of the Company; any nominee for election as a director of the Company; any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities; any immediate family member of any of the foregoing persons; and any corporation, firm, association or their entity in which one or more directors of the Company are directors or officers (other than where serving as such at the request of the Company), or have a substantial financial interest (other than through the Company). Any equity interest in any corporation, firm, association or other entity received by any director or executive officer of the Company as a result of his serving as a director or executive officer of another entity at the request of the Company shall not be deemed to be a substantial financial interest in such other entity for purposes of the Related Person Transaction Policy.

Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings with the SEC as a transaction with a Related Person.

Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such interest. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operation. Related Person Transactions having a value of $120,000 or more are disclosed below in accordance with the rules of the SEC.

Related Person Transactions

The Company is party to a Services Agreement with each of Messrs. Cumming and Steinberg, each dated as of January 1, 2004, pursuant to which the Company has agreed to provide certain services for Messrs. Cumming and Steinberg and/or their affiliated entities. Such services include accounting and cash management services and tax services for each of Messrs. Cumming and Steinberg and transportation services for Mr. Steinberg. Mr. Cumming and Mr. Steinberg each pay the Company the cost of providing services to them under the Services Agreements. Mr. Cumming and Mr. Steinberg paid the Company $66,000 and $286,000, respectively, for services rendered by the Company in 2008 under these agreements. Mr. Steinberg has advanced the Company $288,000 for services to be rendered by the Company under his Services Agreement in 2009. Mr. Cumming is not currently receiving any services under his Services Agreement and does not expect to receive any services in the future; accordingly, he has not advanced the Company any funds for future services.

Mr. Steinberg's brother, Morton M. Steinberg, is a partner in the law firm DLA Piper LLP (US), a member of DLA Piper, a global legal services organization whose members have offices in twenty eight countries. During 2008, the Company paid approximately $3,100,000 in aggregate fees to such firm for legal services rendered to the Company. This amount represents less than .1% of all fees received by DLA Piper LLP (US) in 2008. Mr. Morton Steinberg has a less than 1% partnership interest in DLA Piper LLP (US).

As of April 1, 2007, the Company engaged Patrick Q. Riordan, the son-in-law of Jeffrey C. Keil, a director of the Company and Chairman of the Company's Audit Committee, as an at-will employee of a subsidiary. Pursuant to such arrangement, Mr. Riordan receives an annual salary of $300,000 and is entitled to an annual cash bonus of at least $50,000. In 2007 and 2008, the Company paid Mr. Riordan $220,385 and $361,723, respectively. Mr. Riordan is being engaged to identify new investment opportunities for the Company, and if any such opportunities are consummated, he would be

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entitled to a profits interest to be determined by the Company in each such instance, subject to the Company's having received a preferred rate of return on such investment.

The Audit Committee or the Board have approved or ratified each of the foregoing.

Meetings and Committees

During 2008, the Board of Directors held ten meetings and took action on numerous other occasions.

The Board of Directors has a standing Audit Committee, Executive Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the conduct and integrity of our financial reporting and financial statements filed with the SEC, the scope and performance of our internal audit function, our systems of internal accounting and financial disclosure controls, compliance with legal and regulatory requirements, our Code of Business Practice and Code of Practice, and preparation of the audit committee report. In discharging its duties, the Audit Committee, among other things, has the sole authority to appoint (subject to shareholder ratification, which is not binding on the Audit Committee), compensate (including fee pre-approvals), evaluate and replace the independent auditors, oversee their scope of work, independence and their engagement for any other services, and meets independently with those persons performing the Company’s internal auditing function, as well as the Company’s independent auditors and senior management.

During 2008, the Audit Committee met with management and/or the independent auditors eight times and met once during 2009. At such meetings, the Audit Committee met with the independent auditors without management present. The Board of Directors has adopted a charter for the Audit Committee, which is available on our website. See “Annual Report and Company Information” below. The Audit Committee consists of Messrs. Keil (Chairman), Dougan, Hirschfield, Jordan and Nichols. The Board has determined that each of Messrs. Keil and Hirschfield is qualified as an audit committee financial expert within the meaning of regulations of the SEC, thereby satisfying the financial expertise requirement of the listing standards of the New York Stock Exchange, and that each member of the Audit Committee is financially literate.

The function of the Executive Committee is to exercise the authority of the Board of Directors in the management of our business at such times as the full Board of Directors is unavailable in accordance with New York law. The Executive Committee currently consists of Messrs. Cumming (Chairman), Glaubinger, Jordan and Steinberg. The Executive Committee did not meet in 2008.

The functions of the Compensation Committee are to determine and approve the compensation of the Chairman of the Board and President including under the 2003 Senior Executive Annual Incentive Bonus Plan (as amended), make recommendations to the Board of Directors with respect to compensation of our other executive officers in consultation with Messrs. Cumming and Steinberg, including with respect to our employee benefit and incentive plans, and to administer our 1999 Stock Option Plan. The Board of Directors has adopted a charter for the Compensation Committee, which is available on our website. See “Annual Report and Company Information” below. The Compensation Committee met five times in 2008 and took action on one other occasion and met twice during 2009. The Compensation Committee currently consists of Messrs. Nichols (Chairman), Glaubinger and Jordan.

The function of the Nominating and Corporate Governance Committee is to assist the Board by identifying qualified candidates to serve as directors and recommend to the Board candidates for election to the Board, to develop and recommend to the Board corporate governance guidelines, and to oversee the evaluations of the Board and management. In selecting nominees to the Board of Directors, the Nominating and Corporate Governance Committee assesses the independence of the candidates and their ability to comply with the Company Corporate Governance Guidelines. Messrs. Cumming and Steinberg initially recommended Mr. Sorkin to the Nominating and Corporate Governance Committee as a nominee

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for election to the Board of Directors. The Nominating and Corporate Governance Committee considered the qualifications and independence of Mr. Sorkin and unanimously recommended to the Board of Directors that Mr. Sorkin be nominated for election to the Board of Directors at the 2009 Annual Meeting of Shareholders.

The Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee, which is also available on our website. See “Annual Report and Company Information” below. The Nominating and Corporate Governance Committee met once and took action on one other occasion during 2008 and took action on one other occasion and met once during 2009. The Nominating and Corporate Governance Committee consists of Messrs. Jordan (Chairman), Dougan and Nichols.

The information contained in this proxy statement with respect to the Audit Committee charter, the Compensation Committee charter, the Nominating and Corporate Governance Committee charter and the independence of the non-management members of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in a filing.

A shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting if written notice of that shareholder’s intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of shareholders, not less than 120 days before the first anniversary of our proxy statement in connection with the last annual meeting, and, with respect to an election to be held at a special meeting of shareholders, not later than the tenth day following the date on which notice of the meeting is first given to shareholders. The notice shall include the name and address of the shareholder and his or her nominees, a representation that the shareholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the shareholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the shareholder’s nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. We did not receive any nominations from shareholders for election as directors at the meeting. See “Proposals by Shareholders” for the deadline for nominating persons for election as directors for the 2010 annual meeting.

Attendance

All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served. Under our Corporate Governance Guidelines, each director is expected to dedicate sufficient time to the performance of his duties as a director, including by attending meetings of the shareholders, the Board and committees of which he is a member. All directors attended the annual meeting of shareholders in May 2008. A copy of our Corporate Governance Guidelines is available on our website.

Meetings of Non-Management Directors

The Board of Directors has determined that the non-management members of the Board of Directors will meet regularly in executive session outside the presence of any member of management, in conjunction with regularly scheduled meetings of the Board. No formal Board action may be taken at any executive session. The non-management directors annually select a presiding director to chair executive sessions who will serve for a one year term. Mr. Alan Hirschfield was the presiding director for 2008 and has been selected to serve as the presiding director for 2009.

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Communicating with the Board

Shareholders and other parties interested in communicating directly with the non-management directors as a group may do so by writing to the Non-Management Members of the Board of Directors, c/o Corporate Secretary, Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010. The Corporate Secretary will review all correspondence and regularly forward to the non-management members of the Board a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Non-management directors may at any time review a log of all correspondence received by the Company that is addressed to non-management members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Code of Practice

We have a Code of Business Practice, which is applicable to all directors, officers and employees of the Company, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available on our website. We intend to post amendments to or waivers from our Code of Practice applicable to our principal executive officers and senior financial officers on our website.

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INFORMATION ON STOCK OWNERSHIP

Present Beneficial Ownership of Common Shares

Set forth below is certain information as of March 23, 2009, with respect to the beneficial ownership of common shares by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common shares, which is our only class of voting securities, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under “Executive Compensation,” (4) the charitable foundation established by Mr. Cumming and (5) all of our executive officers, directors and our director nominee, as a group. Unless otherwise stated, the business address of each person listed is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
Morgan Stanley (a)(b)	19,384,419		8.1%
Group consisting of Fairholme Capital Management, L.L.C, Fairholme Funds, Inc. and Bruce R. Berkowitz (c)(d)	17,798,028		7.5%
Ian M. Cumming	25,477,565	(e)(f)	10.6%
Paul M. Dougan	29,450	(g)	*
Lawrence D. Glaubinger	339,500	(h)	.1%
Alan J. Hirschfield	44,500	(i)	*
James E. Jordan	129,250	(j)	*
Jeffrey C. Keil	19,500	(i)	*
Thomas E. Mara	63,518	(k)	*
Jesse Clyde Nichols, III	206,260	(l)	*
Joseph A. Orlando	86,827	(m)	*
Michael Sorkin	26,400	(n)	*
Joseph S. Steinberg	28,167,551	(f)(o)	11.7%
Justin R. Wheeler	50,000	(p)	*
Cumming Foundation	508,210	(q)	.2%
Cumming Philanthropic Organization	101,666	(r)	*
All directors, nominee for director and executive officers as a group (15 persons)	54,802,879	(s)	22.6%

___________________

* Less than .1%.

(a)	The business address of Morgan Stanley is 1585 Broadway, New York, New York 10036.
(b)

Based upon a Schedule 13G filed February 17, 2009, by Morgan Stanley, the securities reported in Morgan Stanley’s Schedule 13G may be beneficially owned, or deemed to be beneficially owned, by certain operating units of Morgan Stanley and its subsidiaries and affiliates.

(c)	The business address of these beneficial owners is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Boulevard, 9th Floor, Miami, Florida 33137.
(d)

Based upon a Schedule 13G filed February 17, 2009, by Fairholme Capital Management, L.L.C, Fairholme Funds, Inc. and Bruce R. Berkowitz (together, “Fairholme”), the securities reported in Fairholme’s Schedule 13G are owned by various investment vehicles managed by Fairholme Capital

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Management, L.L.C. (“FCM”). FCM, Fairholme Funds, Inc. and Mr. Berkowitz disclaim beneficial ownership of the common shares reported by them in Fairholme’s Schedule 13G.

(e)

Includes 810,172 (.3%) common shares beneficially owned by Mr. Cumming’s wife (directly and through trusts for the benefit of Mr. Cumming’s children of which Mr. Cumming’s wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner and 1,600,000 (.7%) common shares which Mr. Cumming currently has the right to acquire upon exercise of warrants. Also includes 7,000,000 shares as collateral for a line of credit.

(f)	Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company.
(g)

Includes 9,500 common shares that may be acquired upon the exercise of currently exercisable stock options and 300 (less than .1%) common shares owned by Mr. Dougan’s wife as to which Mr. Dougan disclaims beneficial ownership.

(h)

Includes 5,250 common shares that may be acquired upon the exercise of currently exercisable stock options and 38,500 common shares beneficially held by Mr. Glaubinger’s private charitable foundation, as to which Mr. Glaubinger disclaims beneficial ownership.

(i)	Includes 9,500 common shares that may be acquired upon the exercise of currently exercisable stock options.
(j)	Includes 6,250 common shares that may be acquired upon the exercise of currently exercisable stock options.
(k)	Includes 44,000 common shares that may be acquired upon the exercise of currently exercisable stock options.
(l)

Includes 5,250 common shares that may be acquired upon the exercise of currently exercisable stock options and 136,348 (less than .1%) common shares held by a revocable trust for Mr. Nichols’ benefit in a managed account, 22,374 (less than .1%) common shares beneficially owned by Mr. Nichols’ wife (directly and indirectly through a majority owned company).

(m)	Includes 38,000 common shares that may be acquired upon the exercise of currently exercisable stock options.
(n)	Includes 12,000 (less than .1%) common shares owned by Mr. Sorkin’s wife as to which Mr. Sorkin disclaims beneficial ownership.
(o)

Includes 139,200 (less than .1%) common shares beneficially owned by Mr. Steinberg’s wife and daughter, 21,636,424 (9.1%) common shares held by corporations that are wholly owned by Mr. Steinberg, or by corporations that are wholly owned by a family trust as to which Mr. Steinberg has sole voting and dispositive control, 2,339,712 (1.0%) common shares held in a trust for the benefit of Mr. Steinberg’s children as to which Mr. Steinberg may be deemed to be the beneficial owner, and 1,600,000 (.7%) common shares which Mr. Steinberg currently has the right to acquire upon exercise of warrants.

(p)	Includes 42,242 common shares that may be acquired upon the exercise of currently exercisable stock options.
(q)	Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of the common shares held by the foundation.

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(r)	Mr. Cumming is a director and President of Cumming Philanthropic Organization and disclaims beneficial ownership of the common shares held by the organization.
(s)

Includes 300 common shares owned of record by the spouse of a director of the Company, and 12,000 common shares owned of record by the spouse of the director nominee of the Company, as to which each such director and director nominee disclaim beneficial ownership; 3,200,000 common shares that may be acquired by Messrs. Cumming and Steinberg pursuant to the exercise of currently exercisable warrants; 45,250 common shares that may be acquired by directors pursuant to the exercise of currently exercisable stock options; and 242,012 common shares that may be acquired by certain officers pursuant to the exercise of currently exercisable stock options.

As of March 23, 2009, Cede & Co. held of record 184,103,012 shares (approximately 77.2% of the total number of common shares outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

As described in our Form 10-K for the year ended December 31, 2008, our common shares are subject to transfer restrictions that are designed to reduce the possibility that certain changes in ownership could result in limitations on the use of our significant tax attributes. Our certificate of incorporation contains provisions that generally restrict the ability of a person or entity from acquiring ownership (including through attribution under the tax law) of 5% or more of our common shares and the ability of persons or entities now owning 5% or more of our common shares from acquiring additional common shares. Shareholders (and prospective shareholders) are advised that, under the tax law rules incorporated in these provisions, the acquisition of even a single common share may be proscribed under our certificate of incorporation, given (among other things) the tax law ownership attribution rules as well as the tax law rules applicable to acquisitions made in coordination with or in concert with others. The restriction will remain until the earliest of (a) December 31, 2024, (b) the repeal of Section 382 of the Internal Revenue Code (or any comparable successor provision) and (c) the beginning of our taxable year to which these tax attributes may no longer be carried forward. The restriction may be waived by our Board of Directors. Shareholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of our common shares approaches the proscribed level. Based upon discussions with each of Morgan Stanley and Fairholme, we believe that the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of common shares by each of Morgan Stanley and Fairholme as reflected in the table above is not in violation of the transfer restrictions contained in our certificate of incorporation.

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Equity Compensation Plan Information

The following table summarizes information regarding the Company’s equity compensation plans as of December 31, 2008. All outstanding awards relate to the Company’s common shares.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation Plans approved by security holders	6,300,290	$27.702	831,850
Equity compensation Plans not approved by security holders	_	_	_
Total	6,300,290	$27.702	831,850

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Introduction

Our principal executive officers, Ian M. Cumming and Joseph S. Steinberg, in consultation with the Compensation Committee, establish our compensation philosophy and executive compensation program. The Compensation Committee determines and approves the compensation of Messrs. Cumming and Steinberg, including bonus compensation under the 2003 Senior Executive Annual Incentive Bonus Plan, and makes recommendations to the Board of Directors, in consultation with Messrs. Cumming and Steinberg, with respect to the compensation of the other executive officers of the Company including those named in the Summary Compensation Table ( the “Senior Executive Officers” and together with Mr. Cumming and Mr. Steinberg, the “Named Executive Officers”).

Compensation Objectives and Philosophy

Our compensation philosophy is based upon rewarding our executive officers for current and past contributions, performance and dedication and providing incentives for superior long-term performance. We continue to believe that there should be a strong link between pay and performance for both the Company and the individual. Accordingly, a large percentage of annual compensation consists of discretionary bonus compensation. This ensures that compensation paid to an executive reflects the individual’s specific contributions during the year, the level and degree of complexity involved in his/her contributions to the Company and the Company’s overall performance.

In 2008, Messrs. Cumming and Steinberg and the Compensation Committee considered the Company’s financial performance as well as current economic conditions in determining the compensation of our executive officers. Although we did not change our compensation philosophy, these circumstances significantly affected executive compensation. Bonuses received by our Senior Executive Officers for 2008 were, on average, approximately 25% less than those paid for 2007. Additionally, as discussed below, Messrs. Cumming and Steinberg did not receive bonus compensation under the Bonus Plan for the

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2007 fiscal year and have requested that the Compensation Committee not consider any bonus award to either of them for the 2008 fiscal year, under the Bonus Plan or any other discretionary bonus not paid to all employees of Leucadia National Corporation.

Role of Principal Executive Officers in Compensation Decisions

In determining executive compensation, the Compensation Committee works closely with Messrs. Cumming and Steinberg. In January of each year, Messrs. Cumming and Steinberg meet with the Compensation Committee to report their recommendations for the prior year’s bonus and current year’s salary levels for the Senior Executive Officers.

Setting Executive Compensation

In determining compensation for our Senior Executive Officers, neither the Compensation Committee, nor Messrs. Cumming and Steinberg, rely on any specific formula, benchmarking or pre-determined targets. In making their recommendations to the Compensation Committee, Messrs. Cumming and Steinberg focus primarily on their subjective determination of the performance of the individual executive officer, as well as on the performance of the Company and general economic conditions.

In considering executive compensation, Messrs. Cumming and Steinberg take into account the dedication, institutional knowledge and significant contributions (which may involve restructuring newly acquired enterprises or managing and maximizing the value of existing businesses and investments, the success of which may not be evident for several years) that our executive officers bring to the Company, as well as the status of the Company’s investments. Messrs. Cumming and Steinberg report their compensation proposals to the Compensation Committee for its consideration and recommendation to the full Board of Directors for its approval.

Elements of Compensation

In an effort to reflect our compensation philosophy and keep our compensation program as straightforward as possible, in 2008 our compensation package for Named Executive Officers consisted of four basic elements:

(1)	base salary;

(2)        annual bonus compensation (which for Messrs. Cumming and Steinberg has historically been governed by our shareholder approved 2003 Senior Executive Annual Incentive Bonus Plan discussed below);

(3)        long-term incentives in the form of stock options granted pursuant to our shareholder approved 1999 Stock Option Plan (for executive officers other than Messrs. Cumming and Steinberg) and warrants granted pursuant to our shareholder approved 2006 Senior Executive Warrant Plan (for Messrs. Cumming and Steinberg); and

(4)	retirement benefits pursuant to our Savings and Retirement Plan.

Other elements of compensation include medical and life insurance benefits available to employees generally. Additionally, certain perquisites may be available to executive officers that are not available to other employees generally. See “Other Benefits; Executive Perquisites”.

Each element of compensation has a different purpose. Salary and bonus payments are designed mainly to reward current and past performance. Stock options and warrants are primarily designed to provide strong incentive for superior long-term future performance and are directly linked to shareholders’ interests because the value of the awards will increase or decrease based upon the future price of the Company’s common shares. Retirement benefits are designed to provide employees with income after they

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retire, and the Company’s annual contribution is determined based upon a combination of an employee’s age and years of service.

Other than Messrs. Cumming and Steinberg, none of our executive officers is a party to an employment agreement with the Company.

Base Salary

Base salary is consistent with the executive’s office and level of responsibility, with annual salary increases that generally amount to a small percentage of the executive’s prior base salary, primarily reflecting cost of living increases. However, annual salary increases may be significant to reflect an executive’s increase in office and/or responsibility. Base salary of executive officers other than Messrs. Cumming and Steinberg is determined by the Board of Directors after considering the recommendation of the Compensation Committee in consultation with Messrs. Cumming and Steinberg. Base salary of Messrs. Cumming and Steinberg is based upon their employment agreements discussed in greater detail below.

Short-Term Incentives – Annual Bonus Compensation

Bonus compensation of executive officers, other than Messrs. Cumming and Steinberg, is determined on the basis of recommendations made to the Compensation Committee by Messrs. Cumming and Steinberg based on their subjective assessment of an executive’s performance and the Company’s performance. Bonus Compensation for Messrs. Cumming and Steinberg is determined by the Compensation Committee principally pursuant to the terms of the 2003 Senior Executive Annual Incentive Bonus Plan, as amended (the “Bonus Plan”), although the Compensation Committee may award bonuses to Messrs. Cumming and Steinberg in addition to the amounts provided under the Bonus Plan.

Additionally, in 2008 all employees of Leucadia National Corporation (but not all subsidiaries) received an annual discretionary year-end bonus equal to 3% of base salary.

Long-Term Incentives – Stock Options

By means of our 1999 Stock Option Plan, we seek to retain the services of persons now holding key positions and to secure the services of persons capable of filling the positions. From time to time, stock options may be awarded which, under the terms of the 1999 Stock Option Plan, permit the executive officer or other employee to purchase common shares of the Company, after vesting, at not less than the fair market value of the common shares on the date of grant of the stock option. Since employees only realize a gain if the price of the common shares increases during the period of the option, shareholder and executive interests are aligned. Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing approximately one year after the date of grant. As with base salary and bonuses, the amount of stock options awarded to an executive officer is not based on any specific formula, but rather on a subjective assessment of the executive’s level and performance, as well as the date and extent of prior option grants. Options are granted to executive officers by the Compensation Committee upon the recommendation of Messrs. Cumming and Steinberg. Options are not granted according to a set schedule; however, since 2000 the Compensation Committee has granted options every other year. Options are priced at the closing price on the date of grant and are not granted to precede the announcement of favorable information. In addition to the annual automatic grant of stock options to directors (described in more detail under “Director Compensation” below), in 2008 we granted stock options to our Senior Executive Officers, on the terms described above.

Long-Term Incentives – Warrants

Although Messrs. Cumming and Steinberg are eligible to participate in our 1999 Stock Option Plan, they have never received stock options; instead Messrs. Cumming and Steinberg have received shareholder approved warrants, most recently in 2006, when shareholders approved our 2006 Senior

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Executive Warrant Plan pursuant to which Messrs. Cumming and Steinberg were each granted Warrants to purchase 2,000,000 common shares at an exercise price of $28.515 (105% of the closing price per common share on the grant date). These Warrants vest at a rate of 20% per year, commencing on May 16, 2006 and thereafter on March 6 of each of 2007, 2008, 2009 and 2010, provided that Mr. Cumming or Mr. Steinberg (as the case may be) has not voluntarily terminated his employment with the Company or been terminated for “cause” (as defined in his employment agreement) on or before any such date.

Retirement Benefits Pursuant to Our Savings and Retirement Plan and, with Respect to Eligible Employees, the Frozen Defined Benefit Pension Plan

Savings and Retirement Plan

We and certain of our affiliated companies currently maintain a Savings and Retirement Plan for certain of our employees and employees of these affiliated companies. Participants in the Savings and Retirement Plan may make before-tax and/or after-tax contributions to the plan and we will match a portion of an eligible participant's before-tax contributions. The Savings and Retirement Plan also provides a contribution for eligible participants determined on the basis of age and service with potential contributions ranging from 2% of eligible compensation up to 16% of eligible compensation (the “Pension Benefit”). Eligible compensation for the Pension Benefit for 2008 was limited to $230,000. Beginning in 2009, eligible employees earning more than $130,000 in the previous fiscal year may no longer be eligible to participate in the Pension Benefit portion of the Savings and Retirement Plan (although they still are eligible to participate in the other parts of the Savings and Retirement Plan). As a result, on January 1, 2009, we established the Leucadia National Corporation Deferred Compensation Retirement Plan, which allows such employees the opportunity to receive an employer contribution based on age and years of service.

Frozen Defined Benefit Pension Plan

We and certain of our affiliated companies maintain a frozen retirement plan, the Leucadia National Corporation Retirement Plan, as amended and restated effective January 1, 1997 (the “Frozen Defined Benefit Pension Plan”), for certain of our employees and employees of these affiliated companies. No benefit accruals under the Frozen Defined Benefit Pension Plan have been allowed and no new participants have been allowed after December 31, 1998. All participants are 100% vested in their frozen accrued benefit. Participants were not required to make any contributions under the retirement plan.

Pension benefits may be collected upon attainment of normal retirement age (age 65) or upon satisfying the criteria for early retirement (age 55 with at least 10 years of service). All early retirement benefit payments are actuarially reduced to reflect the longer expected payout period. Messrs. Cumming and Steinberg are currently eligible to receive a normal retirement benefit. Mr. Mara is currently eligible to receive an early retirement benefit.

The Frozen Defined Benefit Pension Plan provides for a survivor’s benefit payable to the spouse of a plan participant upon the death prior to retirement of the plan participant. Had the death of any of our Named Executive Officers have occurred on December 31, 2008, their spouses would be entitled to the following amounts under the Frozen Defined Benefit Pension Plan (subject to certain elections which may be made as described below): Mr. Cumming’s spouse would receive $192,000, Mr. Steinberg’s spouse would receive $151,000, Mr. Mara’s spouse would receive $135,000, Mr. Orlando’s spouse would receive $86,000 and Mr. Wheeler’s spouse would not receive any payment.

The Frozen Defined Benefit Pension Plan contains provisions for optional forms of payment and provides that the normal form of benefit in the case of a married participant is a benefit actuarially equivalent to an annuity for the life of the participant payable in the form of a 50% joint and survivor annuity for the participant and his spouse. With the spouse’s consent, a married participant may alternatively elect to receive benefits in the form of a single life annuity, a 75% joint and survivor annuity, a 100% joint and survivor annuity, a 5-year certain and life annuity, a 10-year certain and life annuity or a lump sum.

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Both our Savings and Retirement Plan and Frozen Defined Benefit Pension Plan are intended to qualify under the provisions of Section 401 of the Internal Revenue Code of 1986 (the "Code").

Other Benefits; Executive Perquisites

Medical and life insurance benefits are available to employees generally.

Under our employment agreements with Messrs. Cumming and Steinberg, we have agreed to carry at our expense term life insurance policies on their lives in the amount of $1,000,000 each, payable to the beneficiaries as each of Messrs. Cumming and Steinberg shall designate. Additionally, Messrs. Cumming and Steinberg each may use the Company’s aircraft for non-business purposes, subject to the limitations set forth in their employment agreements. See “Employment Agreements” below. The incremental costs of any such aircraft usage is reported as other compensation in the Summary Compensation Table included elsewhere in this proxy statement.

Certain of our executive officers receive the use of Company owned cars and certain related benefits. The incremental costs of any personal use by the Named Executive Officers are reported as other compensation in the Summary Compensation Table included elsewhere in this proxy statement. The Company also pays for the parking expenses of one of our executive officers.

Stock Ownership Requirements

We do not have a formal stock ownership requirement; however, our Named Executive Officers beneficially own approximately 22.4% of our outstanding common shares, as reflected in the Present Beneficial Ownership of Common Shares table included in this proxy statement.

Compensation of Senior Executive Officers (executive officers other than Ian M. Cumming and Joseph S. Steinberg)

In 2008, our Senior Executive Officers received cost of living increases to their base salary (determined in January 2008) and discretionary bonuses for 2007 (also determined in January 2008). Additionally, on January 16, 2009, the Company’s Board of Directors, upon the recommendation of the Compensation Committee in consultation with Messrs. Cumming and Steinberg, approved annual salary increases (effective January 1, 2009) and discretionary 2008 cash bonuses for each of the Company’s Senior Executive Officers.

Compensation of Messrs. Cumming and Steinberg

The Compensation Committee determines and approves, in conjunction with the Board of Directors, the annual compensation of Mr. Cumming, our Chairman of the Board, and Mr. Steinberg, our President. The base compensation of Messrs. Cumming and Steinberg is set pursuant to employment agreements between the Company and each of Messrs. Cumming and Steinberg expiring June 30, 2015. See “Employment Agreements and Elements of Post Termination Compensation and Benefits.” The base salaries of Messrs. Cumming and Steinberg provided for in the current employment agreements initially were determined by the Compensation Committee in 1994 and increase annually in July of each year only to reflect annual cost of living increases.

Messrs. Cumming and Steinberg are also eligible to receive bonus compensation under the Bonus Plan. The Bonus Plan directly links the annual incentive bonus of Messrs. Cumming and Steinberg with our earnings, while providing the Compensation Committee with the flexibility to reduce amounts to be paid under the Bonus Plan. The Bonus Plan, as amended in May 2006 pursuant to shareholder approval, provides for annual incentive bonuses to be paid to each of Messrs. Cumming and Steinberg in an amount equal to 1.35% of our audited consolidated pre-tax earnings for each of the fiscal years through 2014. The amount of the annual incentive bonus awarded to Messrs. Cumming and Steinberg in any given year is subject to reduction by the Compensation Committee, in its sole discretion. Payments under the Bonus

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Plan are made in cash following written certification by the Compensation Committee as to the amount of the annual incentive bonus for any given year.

Amounts awarded to Messrs. Cumming and Steinberg, if any, under the Bonus Plan are determined and approved by the Compensation Committee each year following the annual meeting of shareholders. Pursuant to the terms of the Bonus Plan, the Compensation Committee determined that Messrs. Cumming and Steinberg would not receive bonuses for the 2007 fiscal year. Usually, any amounts awarded under the Bonus Plan for the 2008 fiscal year would not be determined by the Compensation Committee until May 2009. However, as a result of the Company’s financial results, as reported in its 10-K for the year ended December 31, 2008, as well as general economic conditions, Messrs. Cumming and Steinberg have requested that the Compensation Committee not consider the payment of any bonus award to either Mr. Cumming or Mr. Steinberg for the 2008 fiscal year (whether under the Bonus Plan or otherwise, other than any bonus payable to all employees of Leucadia National Corporation).

The Bonus Plan is designed so that the cash bonuses awarded under the plan will qualify as “performance-based compensation” under Section 162(m) of the Code. See “Accounting and Tax Matters.”

Employment Agreements and Elements of Post-Termination Compensation and Benefits

Employment Agreements

We have employment agreements with Messrs. Cumming and Steinberg that provide for Mr. Cumming’s employment as our Chairman of the Board and Chief Executive Officer and for Mr. Steinberg’s employment as our President through June 30, 2015 at annual salaries of $734,340 (as of July 1, 2008), subject to annual cost-of-living adjustments effective July 1 of each year, plus any additional compensation as may be voted by the Board of Directors. Although their employment agreements entitle Messrs. Cumming and Steinberg to participate in all of our incentive plans and those of our subsidiaries and affiliated companies, they do not participate in any of those plans. We have also agreed to carry at our expense term life insurance policies on their lives in the amount of $1,000,000 each, payable to the beneficiaries as each of Messrs. Cumming and Steinberg shall designate. Additionally, their employment agreements entitle Messrs. Cumming and Steinberg, for as long as the Company has corporate-owned aircraft for business use, and subject to the availability of such aircraft, to the personal use of such aircraft, provided that the incremental cost to the Company does not exceed $1,500,000 per year for each of Messrs. Cumming and Steinberg. Their employment agreements also provide that the Company will provide Messrs. Cumming and Steinberg with the use of suitable cars.

Under the employment agreements, if there is an Initiating Event (as defined below) and (A) either the employment of Messrs. Cumming or Steinberg is terminated by us (other than for Cause (as defined below) or pursuant to the end of the term of the employment agreement or due to the death or disability of Messrs. Cumming or Steinberg) or (B) Messrs. Cumming or Steinberg terminates his employment within one year of certain occurrences, such as the appointment or election of another person to his office, the aggregate compensation and other benefits to be received by Mr. Cumming or Mr. Steinberg for any twelve full calendar months falling below 115% of the amount received by him during the comparable preceding twelve-month period, or a change in the location of his principal place of employment, Messrs. Cumming or Steinberg will receive a Severance Allowance equal to the remainder of the aggregate annual salary, as adjusted for increases in the cost of living, commencing on the date of termination and terminating at the close of business on June 30, 2015 (the “Severance Period”). In addition, we or our successors will continue to (1) pay an amount equal to what Messrs. Cumming or Steinberg would have received under any pension plan of the Company had they continued to be an active, full-time employee of the Company during the Severance Period and (2) to carry the $1,000,000 term life insurance policies payable to the beneficiaries of Messrs. Cumming and Steinberg through the Severance Period.

An “Initiating Event” includes the consolidation or merger of the Company with or into another corporation or other reorganization of the Company, any of which results in a change in control of the Company; the sale of all or substantially all of the assets of the Company; or the acquisition, directly or

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indirectly, by any person, of beneficial ownership of more than fifty percent of the outstanding voting securities of the Corporation. “Cause” is defined as the commission of any act of gross negligence in the performance of duties or obligations to the Company or any of its subsidiary or affiliated companies, or the commission of any material act of disloyalty, dishonesty or breach of trust against the Company or any of its subsidiary or affiliated companies.

Additionally, in the event of (1) the death of Messrs. Cumming or Steinberg (as the case may be); or (2) in the event of the termination of the agreement by the Company because of physical or mental disability of either Messrs. Cumming or Steinberg (as the case may be), Messrs. Cumming or Steinberg or either of their personal representatives shall be entitled to receive the following compensation prorated through the end of the month in which death or such termination occurs: (a) base salary; (b) any additional compensation authorized by the Board of Directors; and (c) any annual cost of living adjustments to base compensation required by the employment agreements. Thereafter, the company has no other obligations under the employment agreements, other than to pay any accrued and/or vested employee benefits, such as retirement, disability, profit sharing, stock options, cash or stock bonus or other plan or arrangement.

During the term of the agreements, any renewals or extensions of the agreements, and for a period of six months following termination of employment with the Company, Messrs. Cumming and Steinberg shall not, without the prior written approval of the Board of Directors of the Company solicit any customers or clients of the Company or solicit any employees of the Company.

Shareholders Agreement

Under the Shareholders Agreement among the Company, Ian M. Cumming and Joseph S. Steinberg, as amended as of May 16, 2006 (the “Shareholders Agreement”), the Company has agreed to repurchase up to 55% of the interest of each of Messrs. Cumming and Steinberg in the common shares of the Company upon the death of each of Mr. Cumming and Mr. Steinberg. The Company will use all available proceeds from the life insurance policies held by the Company on the life of each of Messrs. Cumming and Steinberg, up to a maximum of $125,000,000, to fulfill this purchase obligation. We currently maintain insurance on the life of each of Messrs. Cumming and Steinberg in the aggregate face amount of $125,000,000 for Mr. Cumming and $117,000,000 for Mr. Steinberg for this purpose, the premiums for which aggregated approximately $2,750,000 in 2008.

The Shareholders Agreement provides that Messrs. Cumming’s and Steinberg’s interests in the Company will be valued at the higher of the average closing price of the common shares on the New York Stock Exchange for the 40 trading days preceding the date of death or the net book value of the common shares at the end of the fiscal quarter preceding the date of death. The Shareholders Agreement extends through June 30, 2018.

Retirement Benefits Agreement

Pursuant to a retirement benefits agreement between Mr. Cumming and the predecessor to Leucadia Financial Corporation (“Leucadia Financial”), a wholly owned subsidiary of Leucadia National Corporation, upon Mr. Cumming’s retirement, he will be entitled to receive $10,000 per year for a period of ten years immediately following the date of his retirement or until his death, whichever occurs first. If Mr. Cumming should die during the ten year period, Leucadia Financial will pay $10,000 per year to Mr. Cumming’s designees or to his estate, until the expiration of the ten-year period. This agreement was initially entered into in 1977, before Leucadia Financial became a subsidiary of the Company.

Accounting and Tax Matters

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS 123R”), using the modified prospective method. SFAS 123R requires that the cost of all share-based payments to employees, including grants of employee stock options and warrants, be recognized in the financial statements based on their fair values. The cost is recognized as

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an expense over the vesting period of the award. Prior to adoption of SFAS 123R, no compensation cost was recognized in the statements of operations for the Company’s share-based compensation plans, although the Company disclosed certain pro forma amounts as required.

Under the provisions of Section 162(m) of the Code, we would not be able to deduct compensation to our executive officers whose compensation is required to be disclosed in our proxy statement for any year in excess of $1,000,000 per year unless the compensation was within the definition of “performance-based compensation” or meets certain other criteria. To qualify as “performance-based compensation,” in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria or standards that precludes the exercise of discretion to increase the amount of compensation payable upon the attainment of the performance goal. We believe that ordinarily it is in our best interest to retain maximum flexibility in our compensation programs to enable us to appropriately reward, retain and attract the executive talent necessary to our success. To the extent these goals can be met with compensation that is designed to be deductible under Section 162(m) of the Code, such as the 1999 Stock Option Plan and the Senior Executive Annual Incentive Bonus Plan (as discussed elsewhere in this analysis), the compensation plans will be used. However, the Compensation Committee and the Board of Directors recognize that, in appropriate circumstances, compensation that is not deductible under Section 162(m) of the Code may be paid in the Compensation Committee’s discretion, weighing factors such as the benefit to the Company in giving bonuses deserved by executives outweighing the loss of any potential tax deduction. Additionally, given the Company’s available net operating loss carryforwards, we believe that any loss of deductions as a result of such compensation may not be material.

In order to maintain tax deductibility of payments made pursuant to the 2003 Senior Executive Annual Incentive Bonus Plan, we must obtain shareholder approval of the material terms of the performance goals every five years, as required under the tax rules. As approval was received in 2006, we will again seek shareholder approval as required under the tax rules in 2011.

Compensation Committee Report

We have reviewed and discussed with the Company’s management the above Compensation Discussion and Analysis (“CD&A”). Based upon the reviews and discussions, we have recommended to the Board of Directors that the CD&A be included in these Proxy Materials.

Compensation Committee

Jesse Clyde Nichols, III (Chairman)

Lawrence D. Glaubinger

James E. Jordan

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Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (2)	All Other Compensation (3)	Total
Ian M. Cumming, Chairman of the Board	2008 2007 2006	$723,152 $702,169 $678,362	$22,030(1) $21,389(1) $3,929,070	$3,765,034 $3,909,719 $6,682,656	$403,878(4)(5) $486,477 $514,946	$4,914,094 $5,119,754 $11,805,034
Joseph S. Steinberg, President	2008 2007 2006	$723,152 $702,169 $678,362	$22,030(1) $21,389(1) $3,929,070	$3,765,034 $3,909,719 $6,682,656	$395,299(5)(6) $528,238 $534,861	$4,905,515 $5,161,515 $11,824,949
Thomas E. Mara, Executive Vice President	2008 2007 2006	$343,000 $330,000 $319,000	$510,290 $809,900 $1,009,570	$252,890 $243,494 $145,738	$144,854(7) $132,060 $110,622	$1,251,034 $1,515,454 $1,584,930
Joseph A. Orlando, Vice President and Chief Financial Officer	2008 2007 2006	$312,000 $300,000 $266,000	$684,360 $909,000 $907,980	$228,005 $218,609 $120,853	$51,713(8) $52,486 $49,426	$1,276,078 $1,480,095 $1,344,259
Justin R. Wheeler, Vice President	2008 2007	$214,000 $206,000	$646,420 $806,180	$153,392 $132,179	$93,869(9) $41,679	$1,107,681 $1,186,038

_________________

(1) This amount represents the annual year-end bonus, based on a percentage of salary, paid to all employees of Leucadia National Corporation (but not all subsidiaries). Messrs. Cumming and Steinberg did not receive bonus compensation under the Bonus Plan for the 2007 fiscal year, and have requested that they not receive any bonus compensation for the 2008 fiscal year (whether under the Bonus Plan or otherwise, other than any bonus payable to all employees of Leucadia National Corporation). See “Compensation Discussion and Analysis – Compensation of Messrs. Cumming and Steinberg.”

(2) This column represents the expense recorded for the fair value of warrants granted to Messrs. Cumming and Steinberg in 2006 and of stock options granted to each of Messrs. Mara, Orlando and Wheeler in 2008 as well as in prior years, all in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to the grants made in 2008, 2007 and 2006 refer to Note 14 to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2008. For information on the valuation assumptions with respect to grants made in 2005, 2004 and 2003, refer to Note 13 to our consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2005. For information on the valuation assumptions with respect to grants made in 2002, refer to Note 12 to our consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2004.

(3) Certain items included in this column (including personal use of corporate aircraft and company cars, parking expenses, directors fees, and life insurance premiums) are currently taxable to the Named Executive Officer. The amount of taxable income for the individual is determined pursuant to Internal Revenue Service rules which may differ from the amounts reflected in this column.

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(4) Consists of non-cash compensation of $229,453, valued at the incremental cost to the Company, for Mr. Cumming’s personal use of corporate aircraft, and directors fees from affiliates of the Company of $127,750. This column also includes the annual premium on a $1,000,000 term life insurance policy paid by the Company and contributions made by the Company to the Savings and Retirement Plan on behalf of Mr. Cumming, none of which exceeded the greater of $25,000 or 10% of the total amount of these benefits for Mr. Cumming.

(5) The calculation of the incremental cost to the Company for personal use of company aircraft consists of the incremental costs incurred as a result of personal flight activity, including fuel expense, repairs and maintenance, flight crew meals and lodging. Incremental costs do not include depreciation, hanger rent, insurance, flight crew salaries and benefits and any other expense that would have been incurred regardless of whether there was any personal use of Company aircraft.

(6) Consists of non-cash compensation, valued at the incremental cost to the Company, for Mr. Steinberg’s personal use of corporate aircraft of $231,934, net of a $650,000 voluntary reimbursement to the Company made by Mr. Steinberg toward corporate aircraft usage, and directors fees from affiliates of the Company of $123,750. This column also includes the annual premium on a $1,000,000 term life insurance policy paid by the Company, personal use of Company cars and related expenses, and contributions made by the Company to the Savings and Retirement Plan on behalf of Mr. Steinberg, none of which exceeded the greater of $25,000 or 10% of the total amount of these benefits for Mr. Steinberg.

(7) Consists of directors fees from affiliates of the Company of $85,189 ($29,189 of which was received in Canadian dollars and converted into U.S. dollars using the closing exchange rates on the date each payment was received), Mr. Mara’s personal use of a Company car and related expenses of $16,772, parking expenses of $4,560, and contributions made by the Company to the Savings and Retirement Plan on behalf of Mr. Mara of $38,333.

(8) Consists of directors fees from affiliates of the Company of $17,000, Mr. Orlando’s personal use of a Company car and related expenses of $7,113, and contributions made by the Company to the Savings and Retirement Plan on behalf of Mr. Orlando of $27,600.

(9) Consists of directors fees from affiliates of the Company of $62,000, Mr. Wheeler’s personal use of a Company car and related expenses of $18,069, and contributions made by the Company to the Savings and Retirement Plan on behalf of Mr. Wheeler of $13,800.

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Grants of Plan-Based Award in 2008

This table provides information about equity awards granted to the named executives in 2008 under our 1999 Stock Option Plan.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards (3)	Grant Date Fair Value of Stock and Option Awards (4)

Ian M. Cumming, Chairman of the Board (1)	_	_	_	_

Joseph S. Steinberg, President (1)	_	_	_	_

Thomas E. Mara, Executive Vice President and Treasurer	10/22/08	100,000	$27.88	$872,731
Joseph A. Orlando, Vice President and Chief Financial Officer	10/22/08	100,000	$27.88	$872,731

Justin R. Wheeler, Vice President	10/22/08	100,000	$27.88	$872,731

(1) Messrs. Cumming and Steinberg do not participate in our 1999 Stock Option Plan. They do participate in the Warrant Plan; however, no warrants have been granted since 2006.

(2) This column shows the number of common shares issuable under options granted in 2008. The options will begin to vest on October 22, 2009 and become exercisable in five equal installments from that date.

(3) This column shows the exercise price of the stock option granted which was the closing price of the Company’s common shares on the date of the grant, October 22, 2008.

(4) This column shows the fair value of stock options granted to the Named Executive Officers in 2008. The fair values were determined in accordance with SFAS 123R on the grant date, and are being recognized as an expense over the vesting period.

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Outstanding Equity Awards at Fiscal Year-End

This table provides information on the holdings of option awards or warrants by the Named Executive Officers at December 31, 2008. This table includes exercisable and unexercisable options or warrants. The options vest and become exercisable in five equal annual installments, commencing approximately one year from the grant date. For Mr. Cumming and Mr. Steinberg, warrants commenced vesting on May 16, 2006, the date of shareholder approval, and vest in five equal annual installments thereafter on March 6th of each subsequent year. For additional information about the option and warrant awards, see the description of our 1999 Stock Option Plan and Warrant Plan in the CD&A.

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
		Exercisable	Unexercisable
Ian M. Cumming, Chairman of the Board	3/6/06(1)	1,200,000	800,000	$28.515	3/5/11
Joseph S. Steinberg, President	3/6/06(1)	1,200,000	800,000	$28.515	3/5/11
Thomas E. Mara, Executive Vice President	12/9/04(2) 12/11/06(3) 10/22/08(4)	_ _ _	48,000 80,000 100,000	$21.753 $27.340 $27.880	1/2/11 12/31/12 10/22/14
Joseph A. Orlando, Vice President and Chief Financial Officer	12/9/04(2) 12/11/06(3) 10/22/08(4)	_ _ _	36,000 80,000 100,000	$21.753 $27.340 $27.880	1/2/11 12/31/12 10/22/14
Justin R. Wheeler, Vice President	12/9/04(2) 12/11/06(3) 10/22/08(4)	4,742 15,000 _	15,000 60,000 100,000	$21.753 $27.340 $27.880	1/2/11 12/31/12 10/22/14

_______________

(1) Vesting of these warrants began on May 16, 2006, the date of shareholder approval, and thereafter on March 6th of each of 2007, 2008, 2009 and 2010.

(2) Vesting of these options began on January 2, 2006.

(3) Vesting of these options began on January 1, 2008.

(4) Vesting of these options will commence on October 22, 2009.

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Option Exercises and Stock Vested in Fiscal 2008

This table provides information for the Named Executive Officers with respect to stock options exercised during 2008, including the number of shares acquired upon exercise and the value realized, each before payment of any applicable withholding taxes.

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
Ian M. Cumming	–	–
Joseph S. Steinberg	–	–
Thomas E. Mara (1)	44,000	$1,132,888
Joseph A. Orlando (2)	38,000	$485,506
Justin R. Wheeler (3)	2,758	$68,280

_________________

(1)

Mr. Mara exercised 44,000 stock options on April 3, 2008 with an exercise price of $21.753 per share for 24,000 of the shares and $27.34 per share for 20,000 of the shares and a market price of $50.04 per share.

(2)

Mr. Orlando exercised 38,000 stock options on September 17, 2008 with an exercise price of $21.753 per share for 18,000 of the shares and $27.34 per share for 20,000 of the shares and a market price of $37.47 per share.

(3)	Mr. Wheeler exercised 2,758 stock options on August 28, 2008 with an exercise price of $21.753 per share and a market price of $46.51 per share.

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Pension Benefits Under the Company’s Frozen Defined Benefit Pension Plan

The following table shows the benefits that the Named Executive Officers are entitled to receive under our Frozen Defined Benefit Pension Plan. As described in the CD&A, the Leucadia National Corporation Retirement Plan, as amended and restated effective January 1, 1997, was frozen effective December 31, 1998. We and certain of our affiliated companies maintain this frozen retirement plan for certain of our employees and employees of those affiliated companies. No benefit accruals under or new participants in the retirement plan have been allowed after December 31, 1998. All participants are 100% vested in their frozen accrued benefit. Participants were not required to make any contributions under the retirement plan.

Name	Number of Years of Credited Service	Annual Accumulated Retirement Benefit (1)	Present Value of Accumulated Retirement Benefit (2)	Payments During Last Fiscal Year
Ian M. Cumming	10	$25,394	$365,000	–
Joseph S. Steinberg	10	$25,394	$289,000	–
Thomas E. Mara	10	$25,394	$256,000	–
Joseph A. Orlando	12	$27,451	$159,000	–
Justin R. Wheeler	0	–	–	–

___________________

(1) These amounts are determined under the retirement plan formula, which considers cash compensation and total years of service for the named individual. The amounts are expressed as life annuities payable beginning at age 65. Since the plan was frozen in 1998, subsequent changes in cash compensation and additional years of service have no effect on the annual accumulated retirement benefit reflected above, which will not change.

(2) The present value of accumulated retirement benefits was calculated using a 5.25% interest rate; RP 2000 mortality table for white-collar males projected to 2005; the participant’s age as of his nearest birthday to December 31, 2008; and annuity payments assumed to commence at normal retirement age (65) or current age, if older.

For information concerning a retirement benefits agreement for Mr. Cumming, see “Employment Agreements and Elements of Post-Termination Compensation and Benefits” in the CD&A.

Director Compensation

Directors who are also our employees do not receive remuneration for services as a member of the Board of Directors or any committee of the Board of Directors.

The annual retainer paid to the Company’s non-employee directors is $75,000 and meeting fees are $750 ($850 if a committee chairman). Additionally, members of the Audit Committee receive $10,000 annually and the Chairman of the Audit Committee receives an annual fee of $14,000.

Under the terms of the 1999 Stock Option Plan, each non-employee director will automatically be granted options to purchase 2,000 common shares on the date on which the annual meeting of our shareholders will be held each year. The purchase price of the common shares covered by the options will be the fair market value of the common shares on the date of grant. These options become exercisable at the rate of 25% per year commencing one year after the date of grant. As a result of this provision, options to purchase 2,000 common shares at an exercise price of $53.72 per common share were awarded to each of Messrs. Dougan, Glaubinger, Hirschfield, Jordan, Keil and Nichols on May 13, 2008.

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The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings.

This table sets forth compensation paid to the non-employee directors during 2008.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total (3)
Paul M. Dougan	$98,500	$24,868	$123,368
Lawrence Glaubinger	$87,750	$24,868	$112,618
Alan J. Hirschfield	$97,750	$24,868	$122,618
James E. Jordan	$102,350	$24,868	$127,218
Jeffrey C. Keil	$101,850	$24,868	$126,718
Jesse Clyde Nichols, III	$102,750	$24,868	$127,618

_________________

(1) This column reports the amount of cash compensation earned in 2008 for Board and committee service.

(2) This column represents the dollar amount recognized for financial statement reporting purposes with respect to options granted to directors in 2008 as well as in prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions when calculating the amounts in this column for 2008, 2007 and 2006 refer to Note 14 to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2008. For information on the valuation assumptions made when calculating the amounts in this column for 2005 and 2004, refer to Note 13 to our consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2005.

(3) This table does not include disclosure of any perquisites and other personal benefits for any non-employee director because such amounts did not exceed $10,000 in the aggregate per director.

Potential Payments upon Termination of Employment

The following information describes and quantifies (where possible) certain compensation that would become payable under then existing agreements and plans if the Named Executive Officer’s employment had terminated on December 31, 2008, other than for Cause.

We have employment agreements with Messrs. Cumming and Steinberg which require payments under certain circumstances. As described in the CD&A, under the employment agreements, if there is an Initiating Event and (A) either the employment of Messrs. Cumming or Steinberg is terminated by us other than for Cause (or pursuant to the end of the term of the employment agreement or due to the death or disability of Messrs. Steinberg or Cumming) or (B) Messrs. Cumming or Steinberg terminates his employment within one year of certain occurrences each of Messrs. Cumming and Steinberg would be entitled to a severance allowance of $5,100,000, which is equal to the remainder of their aggregate salary, as adjusted for annual increases in the cost of living, commencing on December 31, 2008 and terminating at the close of business on June 30, 2015 (the “Severance Period”). In determining this amount, we have assumed a consistent annual cost of living increase of 3% (the actual annual cost of living increase effective July 2008). The Company would also be obligated to make annual contributions to our Savings and Retirement Plan based on the severance allowance during the Severance Period (aggregating $268,000 for Mr. Cumming and $265,000 for Mr. Steinberg). Additionally, the Company would be obligated to continue to carry at our expense term life insurance policies on the lives of Messrs. Cumming and Steinberg in the amount of $1,000,000 each until June 30, 2015, payable to the beneficiaries as each of Messrs. Cumming and Steinberg shall designate. If Mr. Cumming or Mr. Steinberg were to die during the

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Severance Period, the payments due under the employment agreements would terminate at the end of the month in which death occurs.

If the termination had resulted from the death or disability of Mr. Cumming or Mr. Steinberg, no additional salary payments would be required under the employment agreements. Thereafter, the Company would have no other obligation under the employment agreements, other than to pay any accrued and/or vested employee benefits under the retirement plans and the warrants.

Under the Shareholders Agreement between the Company and Messrs. Cumming and Steinberg, which is described in the CD&A, should the death of Messrs. Cumming and Steinberg have occurred on December 31, 2008, the Company would have been obligated to repurchase common shares from either of their estates in an amount equal to the life insurance proceeds received by the Company upon their death, not to exceed $125,000,000 for each estate. The Company currently is the beneficiary on life insurance policies in the aggregate face amount of $125,000,000 for Mr. Cumming and $117,000,000 for Mr. Steinberg.

Under the 2006 Senior Executive Warrant Plan, should the death of Messrs. Cumming and Steinberg have occurred on December 31, 2008, the 800,000 common shares for each of Messrs. Cumming and Steinberg that are not vested under the Warrant Plan would immediately become vested; since the exercise price of the warrants exceeded their market price at that date, the warrants would have had no aggregate intrinsic value. The Warrant Plan does not provide for any other circumstances for acceleration of vesting upon termination of employment.

For amounts payable under the Frozen Defined Benefit Pension Plan upon retirement or death of a Named Executive Officer, see the pension benefits table above, as well as the description of this plan in the CD&A. For a description of the Savings and Retirement Plan, see the CD&A. Under these plans, termination of employment does not accelerate amounts payable.

For amounts payable to Mr. Cumming under a retirement benefits agreement, see the CD&A. Under this agreement, upon Mr. Cumming’s retirement, payments will commence.

None of the Senior Executive Officers is a party to an employment agreement. However, under the terms of the 1999 Stock Option Plan, the time within which to exercise vested options will be extended in accordance with the 1999 Stock Option Plan, but not beyond the expiration date of the Option, for a period of either three months or one year, depending on the triggering event; these triggering events do not result in any acceleration of any unvested Options. For the number of Options exercisable by each Senior Executive Officer as of December 31, 2008 see the Outstanding Equity Awards at Fiscal Year-End table.

Upon the occurrence of an Extraordinary Event of the Company (as defined in the 1999 Stock Option Plan, including a change in control of the Company) all then outstanding stock options that have not vested or become exercisable will immediately become exercisable. Had an Extraordinary Event occurred on December 31, 2008, our Senior Executive Officers would not have received any value for their outstanding stock options (determined by multiplying (A) the spread between the $19.80 per common share closing price on December 31, 2008 and the per common share exercise price for each option (which was negative) by (B) the number of common shares covered by previously unvested options).

Indemnification

Pursuant to contracts of insurance dated October 1, 2008, with National Union Fire Insurance Company of Pittsburgh, 175 Water Street, New York, New York 10038, U.S. Specialty Insurance Company, 13403 Northwest Freeway, Houston, Texas 77040, Westchester Fire Insurance Company, 436 Walnut Street, P.O. Box 1000, Philadelphia, Pennsylvania 19106-3703, Twin City Fire Insurance Company, Hartford Plaza, Hartford, Connecticut 06115, Continental Casualty Insurance Company, 23825 Network Place, Chicago, Illinois 60673-1238, Allied World Assurance Company (U.S.), Inc., 199 Water Street, New York, New York 10038 and XL Specialty Insurance Company, Seaview House, 70 Seaview

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Avenue, Stamford, Connecticut 06902, we maintain a combined $80,000,000 indemnification insurance policy covering all of our directors and officers. The annual premium for the insurance is approximately $2,100,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the copies of the forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial shareholders, we believe that during the year ended December 31, 2008, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except for a transaction involving Jesse Clyde Nichols, III, a transaction involving Rocco J. Nittoli, Vice President and Treasurer of the Company, and a transaction involving Justin R. Wheeler.

AUDIT COMMITTEE REPORT

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2008.

Review with Management

The Audit Committee reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors

The Audit Committee discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, our independent auditors, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCooper LLP’s communications with the Audit Committee concerning independence; and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also concluded that PricewaterhouseCoopers LLP’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, is compatible with PricewaterhouseCoopers LLP’s independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC and selected PricewaterhouseCoopers LLP as the independent auditor for 2009.

Submitted by the Audit Committee of the Board of Directors

Jeffrey C. Keil, Chairman

Paul M. Dougan

Alan J. Hirschfield

James E. Jordan

Jesse Clyde Nichols, III

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The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

INDEPENDENT ACCOUNTING FIRM FEES

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work performed by our independent auditor, PricewaterhouseCoopers LLP. Specifically, the committee has pre-approved certain specific categories of work and an initially authorized annual amount for each category. For additional services or services in an amount above the initially authorized annual amount, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Committee chair the ability to pre-approve both general pre-approvals (where no specific, case-by-case approval is necessary) and specific pre-approvals. Any pre-approval decisions made by the Committee chair under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by PricewaterhouseCoopers LLP that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines that such services are in fact within the scope of those services that have been pre-approved by the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically.

The following table sets forth the aggregate fees incurred by us for the following periods relating to our independent accounting firm, PricewaterhouseCoopers LLP:

	Fiscal Year Ended December 31,
	2008	2007
Audit Fees	$2,835,300	$3,785,600
Audit Related Fees	223,100	329,000
Tax Fees	840,300	679,000
All Other Fees	1,500	9,000
	$3,900,200	$4,802,600

In the table above, in accordance with the SEC’s definitions and rules, Audit Fees are fees paid to PricewaterhouseCoopers LLP for professional services for the audit of the Company’s consolidated financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, and for services that are normally provided by the accountants in connection with regulatory filings or engagements. Audit Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and in 2008 consist of compliance with regulatory matters and consulting with respect to technical accounting and disclosure rules. Tax Fees are fees for tax compliance, tax advice and tax planning. All Other Fees are fees for services not included in the first three categories. All such services were approved by the Audit Committee.

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PROPOSED AMENDMENTS TO

1999 STOCK OPTION PLAN

On December 1, 2008 and March 2, 2009, the Board of Directors, upon the unanimous recommendation of the Compensation Committee, approved, subject to shareholder approval, certain amendments (the “Amendments”) to the 1999 Stock Option Plan, as amended (the “Stock Option Plan” or the “Plan”). Assuming the Amendments are approved by shareholders, the Amendments will be effective as of the date of such shareholder approval. The Amendments to the Stock Option Plan will (i) increase the number of common shares available for issuance under the Stock Option Plan by one million (1,000,000) common shares, so that an aggregate of 1,831,850 common shares will be available for issuance under the Stock Option Plan; (ii) eliminate the Stock Option Plan provision prohibiting the grant of Incentive Options after April 1, 2009, thereby, permitting the grant of Incentive Options under the Stock Option Plan for the ten-year period following shareholder approval of the Amendments; and (iii) generally extend the time that a non-employee director (a “Director Participant”) will be entitled to exercise Non-Qualified Stock Options (but no extension will entitle a holder to exercise an option after its original expiration date) as provided for in the Stock Option Plan, from three months or one year, depending upon the triggering event, to three years after the date of termination of service. In all other respects, the Stock Option Plan will remain unchanged.

In making its recommendation to the Board of Directors, the Compensation Committee considered the recent history of the Company’s discretionary and automatic option grants under the Stock Option Plan, the intended purpose of the Stock Option Plan, the number of shares that would be reserved for issuance under the Stock Option Plan (representing approximately .8% of the currently outstanding common shares, and together with the common shares issuable under the Warrants, representing approximately 2.4% of the currently outstanding common shares) and the fact that the Stock Option Plan was designed to comply with Section 162(m) of the Code.

The Stock Option Plan is intended to afford non-employee directors and certain employees of the Company or any subsidiary or parent corporation thereof an opportunity to acquire a proprietary interest in the Company, thereby creating in such persons an increased interest in and a greater concern for the welfare of the Company. The Company, by means of the Stock Option Plan, seeks to retain the services of persons now holding non-employee directorships and other key positions and to secure the services of persons capable of filling such positions.

Initially, the Stock Option Plan authorized the issuance of 3,600,000 common shares (as adjusted to reflect subsequent stock splits). In 2006, 519,150 common shares (as adjusted to reflect a subsequent stock split) remained available for issuance and the Company’s shareholders approved an amendment to the Plan to increase the number of common shares available for issuance by 2,000,000 common shares (as adjusted to reflect a subsequent stock split). Currently, there are 831,850 common shares available for issuance under the Plan. The Board of Directors believes that increasing by 1,000,000 the number of common shares available for future option grants under the Plan is appropriate to permit the continued grant of options.

The Stock Option Plan provides for the granting of two types of options: “Incentive Options” and “Non-Qualified Options” (as each is described in the summary of the Stock Option Plan, below). Under the current terms of the Plan, Incentive Options may no longer be granted, because no Incentive Options may be granted after April 1, 2009, the tenth anniversary of the Effective Date of the Stock Option Plan. The Board of Directors believes that the Plan should be amended to permit future grants of Incentive Options. Pursuant to Section 422 of the Code, Incentive Options may be granted during the ten years after the approval by shareholders of an amendment increasing the maximum number of shares that may be issued under a plan, where the amendment increasing such maximum number is subject to shareholder approval. Thus, obtaining shareholder approval for the Amendments, which eliminate the Plan provision that prohibits the grant of Incentive Options after April 1, 2009, and increase the number of shares to be issued under the Stock Option Plan, will permit the Company to be able to grant new Incentive Options under the Stock Option Plan for an additional ten years beginning from the time (and assuming) the Company’s shareholders approve the Amendments.

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The Stock Option Plan currently provides that if the service of a Director Participant terminates by reason of (i) disability or (ii) voluntary retirement or failure of the Company to retain or nominate for re-election an otherwise eligible Director Participant at a time when such Director Participant is entitled to exercise Non-Qualified Options, such Director Participant has the right to exercise such Non-Qualified Options at any time up to and including (i) one year or (ii) three months, as the case may be, after the date of termination of service (the “Director Participant Exercise Period”). The Board of Directors believes that the Director Participant Exercise Period should be extended in either case to three years in order to give a Director Participant who is in good standing and whose service terminates by reason of (i) disability or (ii) voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant additional time to exercise his or her Non-Qualified Options, rather than the current one year or three month period, as the case may be, after the date of termination of service. In no event, however, shall such extension cause the exercise period of any Non-Qualified Option to extend beyond its original expiration date.

The Amendments will be effective only if the shareholders vote to approve them, and only as of such time. If the Amendments are not approved by the shareholders, the Amendments will be of no effect. In that case, the number of common shares available for issuance under the Stock Option Plan will remain at 831,850, Incentive Options will not be permitted to be granted after April 1, 2009, and the Director Participant Exercise Period will remain at one year or at three months, as applicable.

Messrs. Cumming and Steinberg have advised the Company that they intend to cause all common shares that they beneficially own to be voted in favor of approval of the Amendments to the Stock Option Plan.

Summary of Amended Stock Option Plan

The following summary of the Stock Option Plan as it is proposed to be amended (the “Amended Option Plan”) is not intended to be complete and is qualified in its entirety by reference to the Amended Option Plan, the full text of which is set forth in Annex A hereto.

The Amended Option Plan provides for the granting of two types of options (“Options”) pursuant to the plan: those intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code (“Incentive Options”) and those not intended to satisfy the requirements for Incentive Options (“Non- Qualified Options”). Under the Amended Option Plan, Incentive Options may be granted for the 10-year period following the effectiveness of the Amendments. In addition, stock appreciation rights (“Rights”) may be granted alone or in conjunction with or in the alternative to Options. See “Federal Income Tax Consequences” below. Options or Rights to purchase or acquire in the aggregate, up to 1,831,850 common shares (which number is subject to adjustment in the event of stock dividends, stock splits and other contingencies) from time to time will be available for issuance under the Amended Option Plan from and after the date of adoption of the Amendments. The Amended Option Plan will continue indefinitely until terminated by the Board of Directors or the Compensation Committee, although Incentive Stock Options may not be granted after the tenth anniversary of the adoption of the Amendments, unless the Plan is further amended in accordance with the Code. The common shares with respect to which Options or Rights may be granted may be made available from either authorized and unissued shares or treasury shares. The Amended Option Plan will become effective only upon the affirmative vote of the holders of a majority of the common shares voted at the meeting, provided that at least a majority of the Company’s outstanding shares are voted on the matter.

Administration

The Amended Option Plan is administered by the Compensation Committee, which has the authority, in its discretion and subject to the express provisions of the Amended Option Plan (including the provisions regarding automatic grants of Options to non-employee directors of the Company), to determine, among other things, the persons to receive Options or Rights, the date of grant of such Options or Rights, the number of common shares to be subject to each Option or Right, the purchase price of each common share subject to such Options or Rights and the terms and provisions of the respective Options or Rights

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(which need not be identical). In determining the persons to whom Options or Rights are to be granted under the Amended Option Plan, the Compensation Committee will consider the employee's length of service, the amount of such employee's earnings and such employee's responsibilities and duties. The Company will not receive monetary consideration for the granting of Options or Rights under the Amended Option Plan.

Incentive Options and Rights may be granted only to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. Non-Qualified Options and Rights may be granted to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired and to non-employee directors of the Company. Non-Qualified Options will be granted to non-employee directors of the Company as discussed below. The aggregate number of common shares with respect to which Options and/or Rights may be granted under the Amended Option Plan to any one employee in any one taxable year is 450,000.

The purchase price for common shares issuable upon exercise of each Option granted pursuant to the Amended Option Plan will be not less than 100% of the fair market value of such common shares on the date the Option is granted, as determined in accordance with the Amended Option Plan. As of March 23, 2009 the closing price of the common shares was $14.54, as quoted on the New York Stock Exchange. Any Option granted under the Amended Option Plan may be exercised upon such terms and conditions as may be determined by the Compensation Committee, except that no Incentive Option may be exercisable more than ten years after the date on which it is granted. The Compensation Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the Amended Option Plan. In the discretion of the Compensation Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto. The Compensation Committee may prescribe additional terms and conditions to Options and/or Rights, subject to the limitations contained in the Amended Option Plan.

The Amended Option Plan provides for the automatic grant of Non-Qualified Options to purchase 2,000 common shares to each non-employee director of the Company (a “Director Participant”) on the date on which the annual meeting of the Company's shareholders (including any adjournments thereof) is held in each year beginning with the 2006 annual meeting. The purchase price of the common shares covered by the Non-Qualified Options will be the fair market value of the common shares at the date of the grant. Non-Qualified Options granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, such Non-Qualified Option will be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, subject to limitations or restrictions pursuant to the terms of the Amended Option Plan.

Upon the termination of the employment of an employee of the Company, any Option or Right previously granted to the employee, to the extent not yet exercised, will terminate, provided that (a) if the employee dies while employed by the Company during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when the employee was entitled to exercise Options or Rights, the legal representative of the employee, or the person who acquired such Options or Rights by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Options or Rights, to the extent not yet exercised; and (b) if the employment of an employee of the Company is terminated by reason of the employee’s retirement, disability, or dismissal by the Company other than for cause, and while the employee is entitled to exercise such Options or Rights as provided for under the Amended Stock Option Plan, the employee will have the right to exercise such Options or Rights at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability. However, in no event will any employee (or his or her personal or legal representative) be entitled to exercise any Option or Right after the original expiration date of that Option or Right. If an employee voluntarily terminates his or her employment, or is discharged for cause, the unexercised portion of any Option or Right will terminate.

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For the purposes of the Amended Stock Option Plan, the term “for cause” means (a) with respect to an employee who is a party to a written employment agreement with the Company, or participates in a compensation or benefit plan of the Company, “for cause” or “cause” for the purposes of termination as may be defined in such agreement or plan; or (b) in all other cases, as determined by the Compensation Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company; (ii) the commission by an employee of an act of fraud in the performance of the employee’s duties on behalf of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company, or (iv) the continuing failure of an employee to perform his or her duties to the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee.

The Amended Option Plan also provides that if the service of a Director Participant terminates, any Non-Qualified Option previously granted to the Director, to the extent not yet exercised, will terminate. However, if (a) the Director Participant dies during his or her term as a director or during the three year period specified in clause (b) below, any Non-Qualified Options which have not been exercised will remain exercisable for one (1) year after the death of such Director Participant by such Director Participant’s legal or personal representative; and (b) if the service of a Director Participant terminates by reason of (i) the Director Participant’s disability, (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise Non-Qualified Options, the Director Participant has the right to exercise his or her Non-Qualified Options at any time up to and including three (3) years after the date of such termination of service. However, in no event will a Director Participant (or his or her personal or legal representative) be entitled to exercise any Option after the original expiration date of that Option.

The Amended Option Plan may be amended from time to time by the Board of Directors, provided that no amendment will be made, without the approval of the shareholders, that will increase (i) the total number of common shares reserved for Options and Rights under the Amended Option Plan or (ii) the maximum number of common shares with respect to which Options and/or Rights may be granted under the Amended Option Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment for changes in capitalization, such as a stock dividend or stock split) or alter the class of eligible participants.

It is intended that the cash proceeds to be received by the Company from the sale of common shares pursuant to the Amended Option Plan will be used by the Company for general corporate purposes.

The Board of Directors may at any time suspend or terminate the Amended Option Plan, provided that rights and obligations under any Option or Right granted while the Amended Option Plan is in effect may not be altered or impaired by suspension or termination of the Amended Option Plan, except upon the consent of the person to whom the Option or Right was granted.

In the event of any change in the outstanding common shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, spin-off, combination of shares, exchange of common shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants’ rights under the Amended Option Plan, the Compensation Committee shall adjust, in an equitable manner, the number and kind of common shares that may be issued under the Amended Option Plan, the number and kind of common shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the common shares and other value determinations applicable to outstanding Options and Rights.

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In the event of an “Extraordinary Event” with respect to the Company (including a change in control of the Company, a sale of all or substantially all of the assets of the Company, and certain mergers or like business combinations, a partial liquidation under Section 302(b)(4) of the Code, and any other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of securities convertible into common shares), as described in the Amended Option Plan, all then outstanding Options and Rights that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Compensation Committee, in its sole discretion, may determine that, upon the occurrence of an Extraordinary Event, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and such holder will receive, with respect to each common share subject to such Option or Right, cash in an amount not less than the excess of the fair market value of such common share (as determined in accordance with the Amended Option Plan) over the exercise price per common share of such Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder. Notwithstanding the foregoing, any of the events described above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company shall not constitute an Extraordinary Event with respect to the Company.

Options or Rights granted under the Amended Option Plan are non-transferable, except by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Compensation Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

Federal Income Tax Consequences

Incentive Options. Incentive Options under the Amended Option Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” Under the Code, the grantee of an Incentive Option generally is not subject to regular income tax upon the receipt or exercise of the Incentive Option. For regular tax purposes, upon exercise of an Incentive Option, the employee’s tax basis in the share so acquired will equal the exercise price paid therefore, and the employee’s holding period in the acquired shares will begin at that time. Special rules apply to an employee who exercises an Incentive Option by delivering common shares previously acquired pursuant to the exercise of an Incentive Option.

However, the exercise of Incentive Options can result in tax under the alternative minimum tax (“AMT”). The amount by which the fair market value of the common shares at the time of exercise exceeds the exercise price will be an “item of adjustment” for the employee for purposes of the AMT. For purposes of the AMT, the employee will be required to compute his or her tax basis in the acquired common share as if such common share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any AMT liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in common shares), the optionee holds the common shares received upon exercise for a period extending to the later of two years from the date of grant or one year from the date of exercise of such Option and the associated receipt of common shares (the “applicable holding period”), the difference (if any) between the amount realized from the sale of such common shares and their tax basis to the holder will be taxed as long-term capital gain or loss (provided that such shares were held by the optionee as a capital asset at the time). If the holder is subject to the AMT in the year of disposition, his or her tax basis in the common shares will be determined, for AMT purposes, as described in the preceding paragraph. If, however, an optionee does not hold the common shares so acquired for the applicable holding period, thereby making a “disqualifying

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disposition,” the optionee would realize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the common shares at the date the Incentive Option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price paid for such common shares, and the balance, if any, of income would be capital gain (provided the holding period for the common shares exceeded one year and the optionee held the common shares as a capital asset at such time). If such disqualified disposition or sale takes place in the same year in which the optionee exercises the Incentive Option, the income the optionee recognizes upon the sale or disposition of the shares will not be considered income for purposes of the AMT.

A deduction will not be allowed to the employer corporation for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the applicable holding period, of common shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the employer corporation in an amount equal to the ordinary income included by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the employer corporation and is reasonable and that no other limitations under the Code apply.

Non-Qualified Options and Stock Appreciation Rights. A Non-Qualified Option is one that is not intended to qualify as an incentive stock option under Section 422(b) of the Code. An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares at the time of exercise over the exercise price. An individual who receives a Right will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of common shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the common shares received. In view of Section 16(b) of the Exchange Act, the timing of income recognition may be deferred (i.e., the “Deferral Period”) for any optionee who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company following the exercise of a Non-Qualified Option or Right. Absent a written election (pursuant to Section 83(b) of the Code), filed with the Internal Revenue Service within 30 days after the exercise of the Option or Right and associated receipt of common shares to include in income, as of the time of such exercise, the excess (at such time) of the fair market value of such common shares over their exercise price, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

The ordinary income recognized with respect to the receipt of common shares or cash upon exercise of a Non-Qualified Option or a Right under the Amended Option Plan will be subject to both wage withholding and employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a Right for common shares or upon the exercise of a Non-Qualified Option, an individual may satisfy the liability in whole or in part by directing its employer corporation to withhold common shares from those that would otherwise be issuable to the individual or by tendering other common shares owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises. A deduction for federal income tax purposes will be allowed to the employer corporation in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and that no other limitations under the Code apply.

Possible Tax Legislation. In view of recent proposals by the Executive branch of the United States government, as well as certain legislative initiatives, it is possible that the tax law may be subject to significant amendment (including with respect to ordinary income and capital gains tax rates, as well as the alternative minimum tax) in a manner that could affect the benefits and costs associated with the Amended Option Plan and grants thereunder. These developments are in their early stages, and it is not possible, at this time, to predict which, if any, tax law amendments will be enacted.

Change in Control. As described above, upon an “Extraordinary Event” of the Company (as defined in the Amended Option Plan), all the then outstanding Options and Rights shall immediately

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become exercisable. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's “base amount” (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be nondeductible to the employer corporation and the recipient would be subject to a 20% excise tax on such portion of the payments.

Regulation

The Amended Option Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

New Plan Benefits

Options which may be received in the future by employees under the Amended 1999 Stock Option Plan are discretionary and not presently determinable. However, under the terms of the Amended 1999 Stock Option Plan, each non-employee director will automatically be granted options to purchase 2,000 common shares on the date of the 2009 Annual Meeting of Shareholders (this number of options remains unchanged from the 1999 Stock Option Plan currently in effect).

Name and Position	Dollar Value ($)	Number of Units
Ian M. Cumming, Chairman of the Board(1)	–	–
Joseph S. Steinberg, President(1)	–	–
Thomas E. Mara, Executive Vice President	–	–
Joseph A. Orlando, Vice President and Chief Financial Officer	–	–
Justin R. Wheeler, Vice President	–	–
Executive Group	–	–
Non-Executive Director Group	–	12,000(2)
Non-Executive Officer Employee Group	–	–

_____________________________

(1)Although Messrs. Cumming and Steinberg are eligible to participate in the 1999 Stock Option Plan, they have never received stock options. They do participate in the 2006 Senior Executive Warrant Plan; however, no warrants have been granted since 2006.

(2) Indicates the number of options which will be granted to the non-executive director group, if each of the six non-executive directors/director nominee listed in this Proxy Statement is elected at the 2009 Annual Meeting of Shareholders.

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Award Information

As of March 23, 2009, since the inception of the 1999 Stock Option Plan, the following persons and groups have received the following number of options to purchase common shares under the 1999 Stock Option Plan:

Name and Position	Number of Stock Options
Named Executive Officers:
Ian M. Cumming, Chairman of the Board(1)	0
Joseph S. Steinberg, President(1)	0
Thomas E. Mara, Executive Vice President	470,000
Joseph A. Orlando, Vice President and Chief Financial Officer	440,000
Justin R. Wheeler, Vice President	242,500
Current executive officers as a group	1,756,500
Current directors who are not executive officers, as a group	189,750
Each nominee for election as a director:
Ian M. Cumming	0
Paul M. Dougan	37,750
Alan J. Hirschfield	13,000
James E. Jordan	46,000
Jeffrey C. Keil	13,000
Jesse Clyde Nichols, III	46,000
Michael Sorkin	0
Joseph S. Steinberg	0
Each associate of any such directors, executive officers or nominees	0
Each other person who received or is to receive five percent of such Options:
H. E. Scruggs (former Vice President)	285,000
All employees (current or former), including all current officers who are not executive officers, as a group	3,638,500

______________________________

(1) Although Messrs. Cumming and Steinberg are eligible to participate in the 1999 Stock Option Plan, they have never received stock options. They do participate in the 2006 Senior Executive Warrant Plan; however, no warrants have been granted since 2006.

The Board of Directors recommends a vote FOR this proposal.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to shareholders because we believe that this action follows sound corporate practice and is in the best interests of the shareholders. If the shareholders do not ratify the selection by the affirmative vote of the holders of a majority of the common shares voted at the meeting, the Audit Committee of the Board of

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Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the shareholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our shareholders’ best interests.

The Board of Directors recommends that the shareholders ratify the selection of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the independent auditors to audit our accounts and those of our subsidiaries for 2009. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as our independent auditors for 2009. PricewaterhouseCoopers LLP are currently our independent auditors.

The Board of Directors recommends a vote FOR this proposal.

ANNUAL REPORT AND COMPANY INFORMATION

A copy of our 2008 Annual Report to Shareholders is being furnished to shareholders concurrently herewith.

Shareholders may request a written copy of our Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, our Corporate Governance Guidelines and our Code of Business Practice, which includes our Code of Practice, by writing to our Corporate Secretary, Laura E. Ulbrandt, at 315 Park Avenue South, New York, New York 10010. Each of these documents is also available on our website, www.leucadia.com.

PROPOSALS BY SHAREHOLDERS

Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2010 annual meeting of shareholders must be received by us at 315 Park Avenue South, New York, New York 10010, Attention of Laura E. Ulbrandt, Assistant Vice President and Secretary, no later than December 11, 2009.

Any shareholder proposal must be in accordance with the rules and regulations of the SEC. With respect to proposals submitted by a shareholder other than for inclusion in our 2010 proxy statement and related form of proxy, timely notice of any shareholder proposal must be received by us in accordance with our by-laws and our rules and regulations no later than December 11, 2009. Any proxies solicited by the Board of Directors for the 2010 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on March 23, 2009, in order to vote your shares at the meeting.

By Order of the Board of Directors

Laura E. Ulbrandt

Assistant Vice President and Secretary

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ANNEX A

LEUCADIA NATIONAL CORPORATION

1999 STOCK OPTION PLAN

AS AMENDED AND RESTATED

I.	Purposes

Leucadia National Corporation (the “Company”) desires to afford its directors and certain of its key employees and certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors and key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

The stock options (the “Options”) and stock appreciation rights (“Rights”) offered pursuant to this 1999 Stock Option Plan, as amended and restated (the “Plan”), are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director or key employee.

The Company, by means of the Plan, seeks to retain the services of persons now holding directorships and key positions and to secure and retain the services of persons capable of filling such positions.

The Options granted under the Plan are intended to be either incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not meet the requirements for Incentive Options (“Non-Qualified Options”), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.	Amount of Stock Subject to the Plan

From and after the date of shareholder approval of this amended and restated Plan, the total number of Common Shares, par value $1.00 per share (the “Shares”), of the Company that either may be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, One Million Eight Hundred Thirty One Thousand Eight Hundred Fifty (1,831,850), such number to be subject to adjustment in accordance with Article XVI of the Plan. Shares that are the subject of Rights and/or related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. If and to the extent that Options and/or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights may again be subject to an Option or Right under the Plan.

Except as provided in Articles X through XIII and XXIV hereof, the Committee (as defined in Article III) may, from time to time beginning on April 1, 1999 (the “Effective Date”), grant to certain key employees and directors of the Company, or certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options and/or Rights under the terms hereinafter set forth.

Provisions of the Plan that pertain to Options or Rights granted to a director or employee shall apply to Options, Rights or any combination thereof.

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As used in the Plan, the term “parent corporation” and “subsidiary corporation” shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

III.	Administration

The Plan will be administered by the Board of Directors of the Company or by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Option Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b 3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. If the Board of Directors of the Company administers the Plan rather than a committee of the Board of Directors, then all references to “Committee” in the Plan shall be deemed to mean a reference to the Board of Directors of the Company.

The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. Subject to the express provisions of the Plan, including, without limitation, Articles X through XIII hereof, the Committee also shall have authority to construe the Plan and the Options and Rights granted thereunder, to amend the Plan and the Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

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IV.	Eligibility

Options and Rights may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided, and Non-Qualified Options shall be granted to non-employee directors of the Company (including former officers or key employees) (“Director Participants”) only pursuant to and in accordance with the provisions of Articles X through XIII hereof. Any person who shall have retired from the active employment by the Company or any subsidiary corporation or parent corporation of the Company, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation of the Company, shall not be eligible to receive an Option or Right.

The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options or Rights granted to him or her.

The aggregate number of Shares with respect to which Options and/or Rights may be granted under the Plan to any employee in any one taxable year is 450,000.

V.	Option Price and Payment

The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee may determine; provided, however, that the price shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Shares on the date the Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

Except as set forth in Article XVI, for purposes of this Plan and any Options and/or Rights awarded hereunder, Fair Market Value shall be the closing price of the Shares on the date of calculation (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradeable on a national securities exchange or other market system, and if the Shares are not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares of the Company.

Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares, the Fair Market Value of the Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that (i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option and (ii) payment for Shares with a promissory note is permissible under applicable law. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

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VI.	Terms of Options and Limitations on the Right of Exercise

Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

Each Option shall be subject to such additional terms and conditions as may from time to time be prescribed by the Committee (which terms and conditions may be subsequently waived by the Committee), subject to the limitations contained in the Plan. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

Except to the extent otherwise provided under the Code, to the extent that the aggregate Fair Market Value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the Fair Market Value of stock is determined as of the time the Option is granted and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

In no event shall an Option granted hereunder be exercised for a fraction of a Share.

A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired Shares.

VII.	Stock Appreciation Rights

In the discretion of the Committee, a Right may be granted (a) alone, (b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the Fair Market Value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced

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by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the “Request”), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of the Fair Market Value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the Fair Market Value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder’s right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder’s right to exercise any related Option or Options granted to such holder under the Plan.

A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V hereof.

VIII.	Termination of Employment

Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a)       if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such

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Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b)       if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee’s retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Plan, the term “for cause” shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an “employee” for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary

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corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if ownership of 50% or more of such corporation ceases to be held by the Company or another subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty (30) day period following notice of such cancellation.

IX.	Exercise of Options

Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XVIII, XIX, XX and XXI hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.	Stock Option Grants to Director Participants

Subject to the terms and conditions of Articles X through XIII hereof, commencing with the Annual Meeting of Shareholders of the Company to be held in 2006, each Director Participant of the Company shall automatically be granted a Non-Qualified Option to purchase 2,000 Shares on the date on which the annual meeting of the Company’s shareholders including any adjournments thereof is held in each year. The purchase price of the Shares covered by the Non-Qualified Options granted pursuant to this Article X shall be the Fair Market Value of such Shares on the date of grant.

XI.	Director Participant’s Exercise of Options

A Non-Qualified Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, the Non-Qualified Option shall be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

If, in any year of the Non-Qualified Option, such Non-Qualified Option shall not be exercised for the total number of Shares available for purchase during that year, the Non-Qualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term “year of the Non-Qualified Option” shall mean a one (1) year period commencing with the date of, or the anniversary of the date of, the granting of such Non-Qualified Option.

XII.	Director Participant’s Termination

If a Director Participant’s service as a director of the Company is terminated, any Non-Qualified Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a)       if a Director Participant holding an outstanding Non-Qualified Option dies, such Non-Qualified Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after

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such Director Participant’s death, by such Director Participant’s legatee, distributee, guardian or legal or personal representative; and

(b)       if the service of a Director Participant to whom such Non-Qualified Option shall have been granted shall terminate by reason of (i) such Director Participant’s disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Non-Qualified Option as herein provided, such Director Participant shall have the right to exercise such Non-Qualified Option so granted in respect of any or all of such number of Shares subject to such Non-Qualified Option at any time up to and including (X) three (3) years after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) three (3) years after the date of termination of service in the case of termination by reason of disability; and

(c)       if the Director Participant shall die during either of the three (3) year periods specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Non-Qualified Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Non-Qualified Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Non-Qualified Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Non-Qualified Option.

In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

XIII.	Director Participant’s Ineligibility for Other Grants

Any Director Participant eligible to receive an Option pursuant to Article X hereof shall be ineligible to receive any other grant or award under any other Article of this Plan.

XIV.	Use of Proceeds

The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XV.	Non-Transferability of Options and Stock Appreciation Rights

Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

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XVI.	Adjustment Provisions; Effect of Certain Transactions

(a)      If there shall be any change in the Shares of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights. Appropriate adjustments may also be made by the Committee in the terms of any Options and Rights under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Options and Rights on an equitable basis. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options and Rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

(b)       Notwithstanding any other provision of this Plan, if there is an Extraordinary Event with respect to the Company, all then outstanding Options and Rights that have not vested or become exercisable at the time of such Extraordinary Event shall immediately vest and become exercisable. For purposes of this Article XVI(b), an “Extraordinary Event” with respect to the Company shall be deemed to have occurred upon any of the following events:

(i)      A change in control of the direction and administration of the Company’s business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or any successor rule or regulation) of Regulation 14A promulgated under the Exchange Act whether or not the Company is then subject to such reporting requirement; or

(ii)     The Company’s Board of Directors shall approve a sale of all or substantially all of the assets of the Company, a partial liquidation of the Company under Section 302(b)(4) of the Code or other extraordinary corporate contraction or distribution or other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of Company securities convertible into Shares; or

(iii)   The Company’s Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Article XVI(b)(i) or (ii) above.

Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its shareholders and (B) any event listed in (i) through (iii) above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company, shall not constitute an Extraordinary Event with respect to the Company.

The Committee, in its discretion, may determine that, upon the occurrence of an Extraordinary Event with respect to the Company, each Option and Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive with respect to each Share that is subject to an Option or a Right (assuming no exercise) an amount equal to the excess of the “fair market value” of such Share over the exercise price per share of such Option or Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction, if any) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of this provision, the “fair market value” of the Shares shall be determined by the Board of Directors in good faith and shall be not less than the Fair Market Value determined in accordance with Article V as of the date of the occurrence of the Extraordinary Event. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting

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requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

XVII.	Right to Terminate Employment

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment or directorship of any holder of an Option or Right and it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof. Termination of service of a Director Participant shall be governed by the provisions of Article XII hereof.

XVIII.	Purchase for Investment

Except as hereinafter provided, the Committee may require the holder of an Option or Right granted hereunder, as a condition of exercise of such Option or Right, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder’s own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

Nothing herein shall be construed as requiring the Company to register Shares subject to any Option or Right under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option or Right on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XIX.	Issuance of Stock Certificates; Legends; Payment of Expenses

Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person.

The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

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The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XX.	Withholding Taxes

The Company may require an employee exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the “Tax Date”), except as set forth below, a holder of a Right or Non-Qualified Option may elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (a) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or Right or other Shares owned by the holder or (c) combining any or all of the foregoing options in any fashion. Once made, an Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of Shares issuable upon such exercise having a Fair Market Value at the date of exercise which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the “Commission”) under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XXI.	Listing of Shares and Related Matters

The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

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XXII.	Foreign Laws

The Committee may grant Options and Rights to individual participants who are subject to the tax laws of nations other than the United States, which Options and Rights may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options and Rights by the appropriate foreign governmental entity; provided, however, that no such Options or Rights may be granted pursuant to this Article XXII and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

XXIII.     Amendment of the Plan

The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the shareholders of the Company, that will increase the total number of Shares reserved for Options and Rights under the Plan or the maximum number of Shares with respect to which Options and/or Rights may be granted under the Plan to any one employee (other than an increase resulting from an adjustment provided for in Article XVI hereof) or alter the class of eligible participants in the Plan. The Committee shall be authorized to amend the Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to continue to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. Except to the extent and in the circumstances expressly permitted under Article XVI, the rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of such Option or Right.

XXIV.	Duration; Termination or Suspension of the Plan

The Plan shall continue indefinitely until terminated by the Board of Directors or the Committee. The Board of Directors may at any time suspend or terminate the Plan. Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXV.	Savings Provision

With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXVI.	Governing Law

The Plan, such Options and Rights as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

XXVII.	Partial Invalidity

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

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XXVIII.	Effective Date

If this amended and restated Plan is not approved by a vote of the shareholders of the Company at the 2009 Annual Meeting of Shareholders, this amended and restated Plan shall be null and void and of no effect and the Plan as amended through April 5, 2006 shall remain in effect.

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ANNUAL MEETING OF SHAREHOLDERS OF

LEUCADIA NATIONAL CORPORATION

May 11, 2009

PROXY VOTING INSTRUCTIONS

INTERNET – Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-

9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER
ACCOUNT NUMBER

Important Notice Regarding Internet Availability

of Proxy Materials for the Annual Meeting:

The 2009 Proxy Statement and the 2008 Annual Report are available at https://materials.proxyvote.com/527288

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet

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•	Annual Meeting Location: PricewaterhouseCoopers LLP, PwC Auditorium, 300 Madison Avenue, New York, New York
•	Directions: You may obtain directions to the Annual Meeting by contacting Laura E. Ulbrandt, Corporate Secretary at 1-212-460-1900.

PROXY

LEUCADIA NATIONAL CORPORATION

Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders

May 11, 2009 at 10:00 A.M.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned shareholder of Leucadia National Corporation (the “Company”) hereby appoints Ian M. Cumming, Joseph S. Steinberg and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at PricewaterhouseCoopers LLP, PwC Auditorium, 300 Madison Avenue, New York, New York on May 11, 2009 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Shareholders dated April 10, 2009, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2008 is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND PURSUANT TO ITEM 4.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

LEUCADIA NATIONAL CORPORATION

May 11, 2009

Important Notice Regarding Internet Availability

of Proxy Materials for the Annual Meeting:

The 2009 Proxy Statement and the 2008 Annual Report are available at

http://materials.proxyvote.com/527288

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

[Graphic] Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet [Graphic]

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORTHE NOMINEES LISTED BELOW
AND FOR PROPOSALS 2 AND 3 AND PURSUANT TO ITEM 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [Graphic]

Item 1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

          NOMINEES:

[Graphic]  Ian M. Cumming

[Graphic]  Paul M. Dougan

[Graphic]  Alan J. Hirschfield

[Graphic]  James E. Jordan

[Graphic]  Jeffrey C. Keil

[Graphic]  Jesse Clyde Nichols, III

[Graphic]  Michael Sorkin

[Graphic]  Joseph S. Steinberg

INSTRUCTIONS. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: [Graphic]

Item 2. To approve certain amendments to the Company’s 1999 Stock Option Plan. FOR AGAINST ABSTAIN [___] [____] [____]
Item 3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for 2009. FOR AGAINST ABSTAIN [___] [____] [____]
Item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [___]

(Signature) _________________	(Date)_______	(Signature) _________________	Date:_______

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in parthership name by authorized person.